SCHWAB
MARKETTRACK PORTFOLIOS(R)


     October 31, 2001

     Annual Report

     ALL EQUITY PORTFOLIO

     GROWTH PORTFOLIO

     BALANCED PORTFOLIO

     CONSERVATIVE PORTFOLIO

                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

The events of September 11, 2001 will weigh on our minds for years to come. Amid the nation's uncertainties, a few things remain clear. We must continue to reach out and help the distressed, offer support, and take steps to rebuild and create the best possible future for generations to come.

It's also clear that America remains strong, as do its institutions. While the nation's financial system has been deeply affected, the system's foundation is strong.

The message for investors remains consistent: the basic rules of investing still apply. Just as in the past, a long-term strategy and a diversified portfolio are still the most important factors in achieving your financial future.

By investing in SchwabFunds(R), you have already taken an important step in building a portfolio that can help you achieve your financial goals.

Thank you for the trust you've placed in SchwabFunds.

Sincerely,

/s/ Charles Schwab
------------------
Charles Schwab


SCHWAB

MARKETTRACK PORTFOLIOS(R)

ANNUAL REPORT
November 1, 2000 - October 31, 2001

     1    Market Overview

     5    All Equity

          Large-caps, small-caps and international stocks all had negative returns for the report period.

     13   Growth

          The fund struggled as the period was marked by value stocks easily outperforming growth stocks.

     28   Balanced

          The portfolio's exposure to fixed income helped to offset some of the declines in the equity markets.

     43   Conservative

          The portfolio's significant exposure to fixed income played an important role in the fund's performance.

     58   Financial Notes

          ----------------------------------------------------------------------

     63   How To Read This Report


Subject to SEC approval, all SchwabFunds will soon be able to borrow cash from, and lend cash to, each other. This should allow the SchwabFunds to lower borrowing costs and earn more interest than they otherwise would.

MARKET OVERVIEW

["EXCHANGE" PHOTO]

ECONOMY SLIDES INTO RECESSION, EXACERBATED BY TERRORIST ATTACKS.

Ten remarkable years of nearly nonstop growth came to a close as a recession emerged in 2001. Traditionally, a recession is defined as two calendar quarters in a row of decline in the nation's Gross Domestic Product (GDP; see chart, page
2). While Q3 saw negative growth and Q4 is expected to be negative as well, the National Bureau of Economic Research, a widely recognized independent panel, declared in November that the U.S. fell into a recession in March.

Equity markets, already well below the all-time highs posted in early 2000, continued to flounder, and in spite of several strong rallies, ended the report period with substantial negative returns.

Responding to economic and market weakness, the Federal Reserve Board (the Fed) lowered interest rates aggressively, making ten cuts during the first eleven months of 2001. During this time, the Fed Funds Rate was reduced from 6.5% to 2.0%. Because the main effects of a rate cut typically are not felt until about six months later, it is not yet clear how much stimulus the most recent cuts will provide. In the meantime, the economy must contend not only with a recession but also with the significant costs and uncertainty generated by the September 11 events.


ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period.

[LINE GRAPH]

              Lehman                         Russell 2000
              Aggregate       MSCI EAFE       Small-Cap        S&P 500      3 Month
              Bond Index        Index           Index           Index        T-Bill
10/31/00            0               0               0               0            0
 11/3/00         -0.1             2.3            2.04           -0.19         0.05
11/10/00          0.1            0.09           -3.32           -4.44         0.16
11/17/00         0.54           -1.43           -2.92           -4.32         0.28
11/24/00         0.84           -4.13           -5.09           -6.14         0.39
 12/1/00          1.4            -2.5           -8.08           -7.86         0.51
 12/8/00         2.35           -1.31           -3.58           -4.03         0.65
12/15/00         3.12           -2.34           -7.77           -8.07         0.77
12/22/00         3.79           -3.45           -6.76            -8.5         1.01
12/29/00         3.53           -0.54           -2.56           -7.42         1.04
  1/5/01         4.95           -0.35           -6.67           -8.96          1.3
 1/12/01          3.9           -2.07           -2.08           -7.56         1.35
 1/19/01         4.52           -1.26            -1.6           -5.86         1.45
 1/26/01         4.44            -1.8            0.54           -4.99         1.56
  2/2/01         5.21           -1.58            1.04            -5.3         1.66
  2/9/01         5.31           -4.52            0.28           -7.74         1.74
 2/16/01         5.04           -5.83            2.69           -8.67         1.84
 2/23/01         5.21           -8.98           -3.62          -12.58         1.95
  3/2/01         5.93           -8.76           -3.72          -13.29         2.04
  3/9/01         6.22           -7.99           -4.35          -13.34         2.15
 3/16/01         6.96           -15.3          -10.74          -19.16         2.26
 3/23/01         6.99          -16.15          -10.42          -19.91         2.37
 3/30/01         6.66           -14.5            -8.9          -18.39         2.47
  4/6/01         7.06          -13.27          -12.08          -20.64         2.62
 4/13/01         6.14          -11.68           -7.94          -16.76         2.66
 4/20/01         6.13           -9.62           -5.56          -12.58          2.8
 4/27/01         6.13           -9.06           -2.04          -11.87         2.85
  5/4/01         7.09           -8.11            -0.2          -10.85         2.95
 5/11/01         5.89           -9.38           -1.28          -12.32         3.01
 5/18/01         6.55           -9.14            2.58           -9.06         3.13
 5/25/01         6.26          -10.06            3.08          -10.05          3.2
  6/1/01         7.07          -12.46             1.7          -11.12         3.26
  6/8/01         7.21           -12.2            3.74          -10.82         3.33
 6/15/01         7.81          -14.97            0.43          -14.38         3.43
 6/22/01         8.41          -15.66           -0.87           -13.6          3.5
 6/29/01         7.27          -15.93            4.12          -13.61         3.56
  7/6/01          7.6          -18.99              -2             -16         3.63
 7/13/01         8.18          -18.49           -0.53          -14.22         3.69
 7/20/01         8.98          -18.77           -0.91          -14.57         3.78
 7/27/01         9.31          -18.94           -1.48          -14.93         3.84
  8/3/01         9.16          -16.54           -1.02          -14.25          3.9
 8/10/01         9.85          -18.52           -3.36          -15.95         3.99
 8/17/01        10.36          -18.06            -3.3          -17.94         4.06
 8/24/01        10.29          -17.06           -2.24          -16.32         4.12
 8/31/01        10.91          -19.72            -4.7          -19.81         4.19
  9/7/01        11.06          -23.81           -9.44          -23.19         4.28
 9/14/01        10.92          -28.63          -10.31          -22.72          4.3
 9/21/01         11.5          -33.65          -22.87          -31.68         4.58
 9/28/01         12.2          -27.96          -17.53          -26.29         4.61
 10/5/01        12.21          -26.78          -17.53          -26.31         4.61
10/12/01        12.37          -23.61          -12.66          -22.72         4.72
10/19/01        12.91          -25.42          -13.24             -24         4.77
10/26/01         13.4          -23.05          -10.59           -21.8         4.81
10/31/01        14.56          -24.93           -12.7           -24.9         4.84


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

MARKET OVERVIEW Continued

--------------------------------------------------------------------------------
Unemployment rose from May to October, 2001, setting the stage for aggressive policy actions.
--------------------------------------------------------------------------------
Source: Bureau of Labor Statistics.

SIGNS OF DOWNTURN WIDESPREAD; JOBLESS RATE HIGHEST SINCE 1996.

Most areas of the economy have been affected by the downturn. During the third quarter of 2001, business spending on equipment and software fell by $32 billion and business inventories dropped $50 billion. A bright spot was consumer spending, which rose 1.2% for the third quarter. Even so, this was only half the amount posted just three months earlier.

[PHOTO]

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By the end of the report period, it was at 5.4%, its highest level since December 1996. October alone saw the loss of 415,000 jobs. Job losses have affected almost every industry, with manufacturing among the hardest hit.

On a positive note, the risk of inflation currently appears low. Employers continue to benefit from strong worker productivity, which has helped stabilize labor costs and consumer prices.

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.


REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy declined steadily during the past four quarters. In Q3 2001, real GDP posted its first negative performance since 1993, declining by an annualized rate of - 1.1%.

[BAR CHART]

Q4 1991                2.5
Q1 1992                3.8
Q2 1992                3.8
Q3 1992                3.1
Q4 1992                5.4
Q1 1993               -0.1
Q2 1993                2.5
Q3 1993                1.8
Q4 1993                6.2
Q1 1994                3.4
Q2 1994                5.7
Q3 1994                2.2
Q4 1994                  5
Q1 1995                1.5
Q2 1995                0.8
Q3 1995                3.1
Q4 1995                3.2
Q1 1996                2.9
Q2 1996                6.8
Q3 1996                  2
Q4 1996                4.6
Q1 1997                4.4
Q2 1997                5.9
Q3 1997                4.2
Q4 1997                2.8
Q1 1998                6.1
Q2 1998                2.2
Q3 1998                4.1
Q4 1998                6.7
Q1 1999                3.1
Q2 1999                1.7
Q3 1999                4.7
Q4 1999                8.3
Q1 2000                2.3
Q2 2000                5.7
Q3 2000                1.3
Q4 2000                1.9
Q1 2001                1.3
Q2 2001                0.3
Q3 2001               -1.1


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

--------------------------------------------------------------------------------
In the U.S., as well as overseas, stocks of all sizes posted negative returns for the period.
--------------------------------------------------------------------------------

STOCK PRICES CONTINUE TO FALL; BONDS BENEFIT FROM RATE CUTS.

The dramatic decline of equity markets that began in the last quarter of 2000 continued throughout the report period, leaving stocks firmly in bear market territory.

The biggest declines were in the technology sector, where the dot-com boom had driven market valuations to historic highs. As many Internet start-ups began to downsize or go under, the technology sector collapsed. The Nasdaq Composite Index lost more than a third of its value from January to April. By the end of the report period, markets regained the ground lost after September 11, but many industries, especially airlines, hotels and entertainment, remain weak.

The bond market, in contrast, continued to perform well. Bond prices benefited from the U.S. Treasury's decision to use part of the budget surplus to buy back its own bonds, which reduced the supply of Treasuries. This happened when stock market woes were causing many investors to shift assets into bonds, driving up demand. The Fed's interest rate cuts also helped push bond prices higher, although they pushed yields lower for money market investments.

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment rose dramatically during the period, reaching its highest level since 1996. Reflecting widespread job cuts in 2001, the unemployment rate jumped from 3.9% in October 2000 to 5.4% in October 2001.

[LINE CHART]

                 Unemployment Rate
   Sep-91              6.9
   Oct-91                7
   Nov-91                7
   Dec-91              7.3
   Jan-92              7.3
   Feb-92              7.4
   Mar-92              7.4
   Apr-92              7.4
   May-92              7.6
   Jun-92              7.8
   Jul-92              7.7
   Aug-92              7.6
   Sep-92              7.6
   Oct-92              7.3
   Nov-92              7.4
   Dec-92              7.4
   Jan-93              7.3
   Feb-93              7.1
   Mar-93                7
   Apr-93              7.1
   May-93              7.1
   Jun-93                7
   Jul-93              6.9
   Aug-93              6.8
   Sep-93              6.7
   Oct-93              6.8
   Nov-93              6.6
   Dec-93              6.5
   Jan-94              6.8
   Feb-94              6.6
   Mar-94              6.5
   Apr-94              6.4
   May-94              6.1
   Jun-94              6.1
   Jul-94              6.3
   Aug-94                6
   Sep-94              5.8
   Oct-94              5.8
   Nov-94              5.6
   Dec-94              5.5
   Jan-95              5.6
   Feb-95              5.4
   Mar-95              5.3
   Apr-95              5.8
   May-95              5.8
   Jun-95              5.6
   Jul-95              5.6
   Aug-95              5.7
   Sep-95              5.6
   Oct-95              5.5
   Nov-95              5.7
   Dec-95              5.6
   Jan-96              5.6
   Feb-96              5.5
   Mar-96              5.6
   Apr-96              5.5
   May-96              5.6
   Jun-96              5.3
   Jul-96              5.5
   Aug-96              5.1
   Sep-96              5.2
   Oct-96              5.2
   Nov-96              5.3
   Dec-96              5.4
   Jan-97              5.3
   Feb-97              5.3
   Mar-97              5.1
   Apr-97                5
   May-97              4.7
   Jun-97                5
   Jul-97              4.7
   Aug-97              4.9
   Sep-97              4.7
   Oct-97              4.7
   Nov-97              4.6
   Dec-97              4.7
   Jan-98              4.5
   Feb-98              4.6
   Mar-98              4.6
   Apr-98              4.3
   May-98              4.3
   Jun-98              4.5
   Jul-98              4.5
   Aug-98              4.5
   Sep-98              4.5
   Oct-98              4.5
   Nov-98              4.4
   Dec-98              4.3
   Jan-99              4.3
   Feb-99              4.4
   Mar-99              4.2
   Apr-99              4.3
   May-99              4.2
   Jun-99              4.3
   Jul-99              4.3
   Aug-99              4.2
   Sep-99              4.2
   Oct-99              4.1
   Nov-99              4.1
   Dec-99              4.1
   Jan-00                4
   Feb-00              4.1
   Mar-00              4.1
   Apr-00              3.9
   May-00              4.1
   Jun-00                4
   Jul-00                4
   Aug-00              4.1
   Sep-00              3.9
   Oct-00              3.9
   Nov-00                4
   Dec-00                4
   Jan-01              4.2
   Feb-01              4.2
   Mar-01              4.3
   Apr-01              4.5
   May-01              4.4
   Jun-01              4.5
   Jul-01              4.5
   Aug-01              4.9
   Sep-01              4.9
   Oct-01              5.4

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 2.1% for the 12 months ended October 31, 2001. ECI rose 4.1% for the 12 months ended September 30, 2001 -- higher than expected, largely because of a surge in employment benefits costs.


[LINE GRAPH]

  Date            CPI           ECI
 Sep-91           3.4           4.3
 Oct-91           2.9           4.3
 Nov-91             3           4.3
 Dec-91           3.1           4.3
 Jan-92           2.6           4.3
 Feb-92           2.8           4.3
 Mar-92           3.2             4
 Apr-92           3.2             4
 May-92             3             4
 Jun-92           3.1           3.6
 Jul-92           3.2           3.6
 Aug-92           3.1           3.6
 Sep-92             3           3.5
 Oct-92           3.2           3.5
 Nov-92             3           3.5
 Dec-92           2.9           3.5
 Jan-93           3.3           3.5
 Feb-93           3.2           3.5
 Mar-93           3.1           3.5
 Apr-93           3.2           3.5
 May-93           3.2           3.5
 Jun-93             3           3.6
 Jul-93           2.8           3.6
 Aug-93           2.8           3.6
 Sep-93           2.7           3.6
 Oct-93           2.8           3.6
 Nov-93           2.7           3.6
 Dec-93           2.7           3.5
 Jan-94           2.5           3.5
 Feb-94           2.5           3.5
 Mar-94           2.5           3.2
 Apr-94           2.4           3.2
 May-94           2.3           3.2
 Jun-94           2.5           3.2
 Jul-94           2.8           3.2
 Aug-94           2.9           3.2
 Sep-94             3           3.2
 Oct-94           2.6           3.2
 Nov-94           2.7           3.2
 Dec-94           2.7             3
 Jan-95           2.8             3
 Feb-95           2.9             3
 Mar-95           2.9           2.9
 Apr-95           3.1           2.9
 May-95           3.2           2.9
 Jun-95             3           2.9
 Jul-95           2.8           2.9
 Aug-95           2.6           2.9
 Sep-95           2.5           2.7
 Oct-95           2.8           2.7
 Nov-95           2.6           2.7
 Dec-95           2.5           2.7
 Jan-96           2.7           2.7
 Feb-96           2.7           2.7
 Mar-96           2.8           2.8
 Apr-96           2.9           2.8
 May-96           2.9           2.8
 Jun-96           2.8           2.9
 Jul-96             3           2.9
 Aug-96           2.9           2.9
 Sep-96             3           2.8
 Oct-96             3           2.8
 Nov-96           3.3           2.8
 Dec-96           3.3           2.9
 Jan-97             3           2.9
 Feb-97             3           2.9
 Mar-97           2.8           2.9
 Apr-97           2.5           2.9
 May-97           2.2           2.9
 Jun-97           2.3           2.8
 Jul-97           2.2           2.8
 Aug-97           2.2           2.8
 Sep-97           2.2             3
 Oct-97           2.1             3
 Nov-97           1.8             3
 Dec-97           1.7           3.3
 Jan-98           1.6           3.3
 Feb-98           1.4           3.3
 Mar-98           1.4           3.3
 Apr-98           1.4           3.3
 May-98           1.7           3.3
 Jun-98           1.7           3.5
 Jul-98           1.7           3.5
 Aug-98           1.6           3.5
 Sep-98           1.5           3.7
 Oct-98           1.5           3.7
 Nov-98           1.5           3.7
 Dec-98           1.6           3.4
 Jan-99           1.7           3.4
 Feb-99           1.6           3.4
 Mar-99           1.7             3
 Apr-99           2.3             3
 May-99           2.1             3
 Jun-99             2           3.2
 Jul-99           2.1           3.2
 Aug-99           2.3           3.2
 Sep-99           2.6           3.1
 Oct-99           2.6           3.1
 Nov-99           2.6           3.1
 Dec-99           2.7           3.4
 Jan-00           2.7           3.4
 Feb-00           3.2           3.4
 Mar-00           3.7           4.3
 Apr-00             3           4.3
 May-00           3.1           4.3
 Jun-00           3.7           4.4
 Jul-00           3.7           4.4
 Aug-00           3.4           4.4
 Sep-00           3.5           4.3
 Oct-00           3.4           4.3
 Nov-00           3.4           4.3
 Dec-00           3.4           4.1
 Jan-01           3.7           4.1
 Feb-01           3.5           4.1
 Mar-01           2.9           4.1
 Apr-01           3.3           4.1
 May-01           3.6           4.1
 Jun-01           3.2           3.9
 Jul-01           2.7           3.9
 Aug-01           2.7           3.9
 Sep-01           2.6           4.1
 Oct-01           2.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued

--------------------------------------------------------------------------------
The economic damage and disruption stemming from the attacks will likely reverberate for years.
--------------------------------------------------------------------------------

LOOKING AHEAD: OUTLOOK STILL UNCLEAR IN WAKE OF ATTACKS.

[PHOTO OF AMERICAN FLAG]

The events of September 11 and their aftermath, including the war in Afghanistan, are certain to have a profound and lasting effect on our country and its economy and markets. Exactly what this effect is to be, however, cannot be fully known for some time.

Prior to the events of September 11, the economy was already contracting. Throughout the report period, the Fed has responded with interest rate cuts and indicated its willingness to make further cuts if necessary.

These factors still have bearing on any assessment of economic and investment prospects over the coming months. But the near-term outlook for the U.S. economy, which was anything but clear before the attacks, is only more clouded now. However, we have the fullest possible faith and confidence in the long-term outlook.


S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index

The earnings portion of the P/E ratio deteriorated during the period. Consequently, the P/E ratio increased rapidly, ending the period at 42.8 -- significantly above its 30-year average of 16.4.

[LINE CHART]

                                S&P 500
              S&P 500          P/E Ratio
              PE Ratio      30-Year Average
Sep-91         19.98            16.38
Oct-91         20.37            16.38
Nov-91         20.99            16.38
Dec-91         22.89            16.38
Jan-92         23.03            16.38
Feb-92         25.78            16.38
Mar-92         25.51            16.38
Apr-92         26.03            16.38
May-92         25.22            16.38
Jun-92         25.23            16.38
Jul-92         26.08            16.38
Aug-92         24.22            16.38
Sep-92          24.7            16.38
Oct-92         24.64            16.38
Nov-92          23.8            16.38
Dec-92         24.31            16.38
Jan-93         24.29            16.38
Feb-93         24.44            16.38
Mar-93         23.48            16.38
Apr-93         22.92            16.38
May-93         22.96            16.38
Jun-93          22.9            16.38
Jul-93         22.91            16.38
Aug-93         24.21            16.38
Sep-93         23.77            16.38
Oct-93         24.04            16.38
Nov-93         22.52            16.38
Dec-93         22.95            16.38
Jan-94         22.98            16.38
Feb-94         21.17            16.38
Mar-94         20.34            16.38
Apr-94          20.1            16.38
May-94         20.16            16.38
Jun-94         19.77            16.38
Jul-94         18.63            16.38
Aug-94         18.91            16.38
Sep-94         18.32            16.38
Oct-94         17.51            16.38
Nov-94         16.56            16.38
Dec-94         16.98            16.38
Jan-95         16.05            16.38
Feb-95         16.22            16.38
Mar-95         16.47            16.38
Apr-95            16            16.38
May-95         16.45            16.38
Jun-95         16.77            16.38
Jul-95         16.61            16.38
Aug-95         16.18            16.38
Sep-95         16.85            16.38
Oct-95         16.18            16.38
Nov-95         17.86            16.38
Dec-95         17.41            16.38
Jan-96         18.29            16.38
Feb-96         18.57            16.38
Mar-96         18.94            16.38
Apr-96         19.16            16.38
May-96         19.48            16.38
Jun-96          19.3            16.38
Jul-96         18.31            16.38
Aug-96         18.62            16.38
Sep-96         19.73            16.38
Oct-96         19.59            16.38
Nov-96         21.06            16.38
Dec-96         20.77            16.38
Jan-97         20.52            16.38
Feb-97         20.95            16.38
Mar-97         19.87            16.38
Apr-97         20.23            16.38
May-97         21.45            16.38
Jun-97         22.44            16.38
Jul-97         23.99            16.38
Aug-97         22.74            16.38
Sep-97            24            16.38
Oct-97         22.84            16.38
Nov-97         24.12            16.38
Dec-97         24.53            16.38
Jan-98         25.03            16.38
Feb-98         26.49            16.38
Mar-98         27.98            16.38
Apr-98         26.69            16.38
May-98         26.15            16.38
Jun-98         27.27            16.38
Jul-98         26.94            16.38
Aug-98          22.9            16.38
Sep-98         24.35            16.38
Oct-98         28.07            16.38
Nov-98         30.31            16.38
Dec-98         32.15            16.38
Jan-99          33.9            16.38
Feb-99         32.64            16.38
Mar-99         33.92            16.38
Apr-99          33.9            16.38
May-99         32.74            16.38
Jun-99          34.7            16.38
Jul-99         31.31            16.38
Aug-99         31.21            16.38
Sep-99         30.39            16.38
Oct-99         30.41            16.38
Nov-99         30.65            16.38
Dec-99         32.53            16.38
Jan-00         29.78            16.38
Feb-00         28.59            16.38
Mar-00          31.5            16.38
Apr-00         29.41            16.38
May-00         28.82            16.38
Jun-00         29.31            16.38
Jul-00         28.94            16.38
Aug-00         30.35            16.38
Sep-00         28.64            16.38
Oct-00          27.5            16.38
Nov-00         25.42            16.38
Dec-00         25.39            16.38
Jan-01         27.96            16.38
Feb-01         25.32            16.38
Mar-01          24.1            16.38
Apr-01         28.14            16.38
May-01         28.58            16.38
Jun-01         28.77            16.38
Jul-01         33.36            16.38
Aug-01         31.32            16.38
Sep-01         34.22            16.38
Oct-01         42.76            16.38


P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.



YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries


As the equity market and economy struggled, investors migrated to the security of Treasury bonds, driving prices up (and yields down) during the report period.

[LINE GRAPH]


  Date           10 Year       5 Year
 9/30/91          7.45          6.91
10/31/91          7.46          6.74
11/30/91          7.38          6.48
12/31/91           6.7          5.93
 1/31/92          7.27          6.43
 2/29/92          7.25          6.56
 3/31/92          7.53          6.92
 4/30/92          7.58          6.88
 5/31/92          7.32          6.6
 6/30/92          7.12          6.27
 7/31/92          6.71          5.82
 8/31/92           6.6          5.58
 9/30/92          6.35          5.32
10/31/92          6.79          5.89
11/30/92          6.94          6.22
12/31/92          6.69          5.99
 1/31/93          6.36          5.55
 2/28/93          6.02          5.21
 3/31/93          6.02          5.24
 4/30/93          6.01          5.11
 5/31/93          6.15          5.37
 6/30/93          5.78          5.05
 7/31/93          5.81          5.15
 8/31/93          5.45          4.79
 9/30/93          5.38          4.77
10/31/93          5.43          4.85
11/30/93          5.82          5.16
12/31/93          5.79          5.21
 1/31/94          5.64          5.02
 2/28/94          6.13          5.57
 3/31/94          6.74          6.23
 4/30/94          7.04          6.64
 5/31/94          7.15          6.76
 6/30/94          7.32          6.95
 7/31/94          7.11          6.73
 8/31/94          7.17          6.8
 9/30/94           7.6          7.28
10/31/94          7.81          7.49
11/30/94          7.91          7.79
12/31/94          7.82          7.83
 1/31/95          7.58          7.51
 2/28/95           7.2          7.04
 3/31/95           7.2          7.07
 4/30/95          7.06          6.88
 5/31/95          6.28          6.05
 6/30/95           6.2          5.97
 7/31/95          6.43          6.16
 8/31/95          6.28          6.07
 9/30/95          6.18          6.02
10/31/95          6.02          5.81
11/30/95          5.74          5.52
12/31/95          5.57          5.38
 1/31/96          5.58          5.24
 2/29/96           6.1          5.73
 3/31/96          6.33          6.09
 4/30/96          6.67          6.41
 5/31/96          6.85          6.63
 6/30/96          6.71          6.46
 7/31/96          6.79          6.57
 8/31/96          6.94          6.73
 9/30/96           6.7          6.46
10/31/96          6.34          6.07
11/30/96          6.04          5.83
12/31/96          6.42          6.21
 1/31/97          6.49          6.25
 2/28/97          6.55          6.39
 3/31/97           6.9          6.75
 4/30/97          6.72          6.57
 5/31/97          6.66          6.5
 6/30/97           6.5          6.38
 7/31/97          6.01          5.9
 8/31/97          6.34          6.22
 9/30/97           6.1          5.99
10/31/97          5.83          5.71
11/30/97          5.87          5.84
12/31/97          5.74          5.71
 1/31/98          5.51          5.38
 2/28/98          5.62          5.59
 3/31/98          5.65          5.62
 4/30/98          5.67          5.64
 5/31/98          5.55          5.55
 6/30/98          5.45          5.47
 7/31/98          5.49          5.5
 8/31/98          4.98          4.8
 9/30/98          4.42          4.22
10/31/98          4.61          4.23
11/30/98          4.71          4.48
12/31/98          4.65          4.54
 1/31/99          4.65          4.55
 2/28/99          5.29          5.22
 3/31/99          5.24          5.1
 4/30/99          5.35          5.21
 5/31/99          5.62          5.58
 6/30/99          5.78          5.65
 7/31/99          5.9           5.79
 8/31/99          5.97          5.87
 9/30/99          5.88          5.75
10/31/99          6.02          5.96
11/30/99          6.19          6.11
12/31/99          6.44          6.34
 1/31/00          6.67          6.68
 2/29/00          6.41          6.6
 3/31/00             6          6.31
 4/30/00          6.21          6.54
 5/31/00          6.27          6.52
 6/30/00          6.03          6.19
 7/31/00          6.03          6.15
 8/31/00          5.73          5.97
 9/30/00           5.8          5.85
10/31/00          5.75          5.81
11/30/00          5.47          5.43
12/31/00          5.11          4.98
 1/31/01          5.11          4.77
 2/28/01           4.9          4.66
 3/31/01          4.92          4.56
 4/30/01          5.34          4.89
 5/31/01          5.38          4.91
 6/30/01          5.41          4.95
 7/31/01          5.05          4.53
 8/31/01          4.83          4.38
 9/30/01          4.59          3.8
10/31/01          4.23          3.48

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down. Other factors being equal, low interest rates are positive for stock investors because low borrowing costs can help boost corporate earnings.

Data source: Bloomberg L.P.

SCHWAB
MARKETTRACK ALL EQUITY PORTFOLIO

[PHOTO OF GERI HOM]
     "Weakness in the economy and market volatility hit large-cap stocks particularly hard during the period."

Portfolio Manager
Geri Hom

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios(R). Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


TICKER SYMBOL             SWEGX

[GRAPHIC]

                      INVESTMENT STYLE 1
MARKET CAP 1     VALUE       BLEND     GROWTH
Large             / /         /X/       / /
Medium            / /         / /       / /
Small             / /         / /       / /

This portfolio could be appropriate for investors seeking a composite of U.S. and international stock market performance in a single fund.

THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH THROUGH AN ALL-STOCK PORTFOLIO.


MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. The 9/11 terrorist attacks only heightened concerns about stability and further strained an economy struggling with reduced capital investment, falling corporate earnings, rising unemployment and low consumer confidence. Investors, fearful of a recession, responded by abandoning stocks in favor of more conservative investments.

THROUGHOUT THE PERIOD, LARGE-CAP GROWTH STOCKS WERE HIT HARDEST. As market leadership across asset classes and investment styles shifted from large-cap to small-cap and from growth to value, we increased our small-cap and decreased our large-cap holdings, while remaining within our investment limits. During the first trading week following the attacks, fears of further terrorism and uncertainty surrounding the global economy pushed domestic and international stock indices down precipitously. By the end of the period, some indices showed double-digit losses, retreating to levels not seen since late 1998. However, stocks of companies whose products and services tend to remain in demand even in an economic downturn performed well.

EVEN THOUGH THE FED CUT SHORT-TERM RATES AGGRESSIVELY, CAUTION REMAINS THE WATCHWORD. As the economy works its way through these trying times, long-term equity investors may want exposure to all major equity market segments, as it is difficult to predict which ones will do well. The MarketTrack All Equity Portfolio is well positioned to provide this exposure for investors.

ALL EQUITY PORTFOLIO

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the portfolio with the S&P 500(R) Index and the All Equity Composite Index.

[BAR CHART]

                                       Total Return
1 YEAR
Portfolio 1                              -23.27%
S&P 500 Index                            -24.90%
All Equity Composite Index 2             -26.72%

SINCE INCEPTION 5/20/98
Portfolio 1                               -1.72%
S&P 500 Index                             -0.06%
All Equity Composite Index 2                  -

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the S&P 500 Index and the All Equity Composite Index.

[LINE GRAPH]

                  Portfolio     S&P 500           All Equity
                      1          Index         Composite Index
  5/20/98         10000          10000
  5/31/98          9850           9751              10000
  6/30/98         10050          10147              10124
  7/31/98          9810          10039               9905
  8/31/98          8330           8590               8334
  9/30/98          8610           9140               8577
 10/31/98          9280           9883               9129
 11/30/98          9800          10482               9654
 12/31/98         10303          11086              10199
  1/31/99         10483          11549              10393
  2/28/99         10041          11190               9961
  3/31/99         10383          11638              10285
  4/30/99         10896          12088              10797
  5/31/99         10664          11803              10639
  6/30/99         11197          12458              11249
  7/31/99         11137          12069              11189
  8/31/99         11056          12009              11090
  9/30/99         11006          11680              11004
 10/31/99         11539          12419              11453
 11/30/99         11971          12672              12128
 12/31/99         12885          13418              13325
  1/31/00         12162          12744              12836
  2/29/00         12498          12503              13705
  3/31/00         13159          13726              14127
  4/30/00         12610          13313              13399
  5/31/00         12223          13040              12928
  6/30/00         12752          13362              13611
  7/31/00         12386          13154              13288
  8/31/00         13098          13971              14118
  9/30/00         12477          13233              13518
 10/31/00         12274          13177              13127
 11/30/00         11378          12139              12043
 12/31/00         11736          12198              12545
  1/31/01         11996          12632              12828
  2/28/01         10967          11480              11744
  3/31/01         10302          10752              10913
  4/30/01         11081          11587              11779
  5/31/01         11061          11665              11796
  6/30/01         10925          11381              11603
  7/31/01         10655          11270              11289
  8/31/01         10187          10564              10773
  9/30/01          9179           9711               9619
 10/31/01          9418           9896               9418


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.


1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 The All Equity Composite Index is composed of Morningstar category averages and is calculated using the following portion allocations: 45% large-cap stocks, 25% small-cap stocks and 30% foreign stocks. As of 10/31/01, the total number of funds in the Large-Cap Blend , Small-Cap Blend and Foreign Fund categories for the one-year period was 1,172, 909, and 774, respectively. Performance includes changes in price and reinvestment of dividends and capital gains.

PORTFOLIO FACTS

TOP HOLDINGS 1 as of 10/31/01

(1) SCHWAB S&P 500 FUND-SELECT SHARES                    44.2%
(2) A SCHWAB INTERNATIONAL INDEX FUND(R)-
      SELECT SHARES                                      30.0%
(3) A SCHWAB SMALL-CAP INDEX FUND(R)-
      SELECT SHARES                                      25.4%
--------------------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS                          99.6%


STATISTICS as of 10/31/01

                                                            PEER GROUP
                                   PORTFOLIO                 AVERAGE 2
--------------------------------------------------------------------------------
Number of Holdings                     5                        215
--------------------------------------------------------------------------------
Median Market Cap ($ Mil)           $35,872                   $42,218
--------------------------------------------------------------------------------
Price/Earnings (P/E) Ratio            23.7                      27.9
--------------------------------------------------------------------------------
Price/Book (P/B) Ratio                 4.0                      5.2
--------------------------------------------------------------------------------
12-Month Yield                        2.47%                    0.49%
--------------------------------------------------------------------------------
Portfolio Turnover Rate                5%                       98%
--------------------------------------------------------------------------------
Three-Year Beta 3                     0.90                      0.95
--------------------------------------------------------------------------------


EXPENSE RATIO as of 10/31/01

[BAR CHART]

  Fund            Peer Group Average
  0.50% 4               1.22% 2


PORTFOLIO WEIGHTINGS as of 10/31/01

This shows the composition by asset class of the fund's portfolio as of the report date.

ASSET MIX

[PIE CHART]

1        44.20%       Large-Cap Stocks
2        30.00%       International Stocks
3        25.40%       Small-Cap Stocks
4         0.40%       Short Term Investments


TARGET MIX

[PIE CHART]

1        45.0%        Large-Cap Stocks
2        30.0%        International Stocks
3        25.0%        Small-Cap Stocks


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 1,258 funds in the Large-Cap Blend Fund category.

3  Not available until the fund has sufficient performance to report.

4 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

MARKETTRACK ALL EQUITY PORTFOLIO -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                         11/1/00-     11/1/99-     11/1/98-     5/19/98 1-
                                                         10/31/01     10/31/00     10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     12.06       11.48         9.28         10.00
                                                        --------------------------------------------------
Income or loss from investment operations:
    Net investment income or loss                           0.22        0.04         0.03         (0.01)
    Net realized and unrealized gains or losses            (2.99)       0.69         2.22         (0.71)
                                                        --------------------------------------------------
    Total income or loss from investment
     operations                                            (2.77)       0.73         2.25         (0.72)
Less distributions:
    Dividends from net investment income                   (0.18)      (0.01)       (0.01)           --
    Dividends in excess of net investment income           (0.04)      (0.04)       (0.04)           --
    Distributions from net realized gains                  (0.01)      (0.10)          --            --
                                                        --------------------------------------------------
Total distributions                                        (0.23)      (0.15)       (0.05)           --
                                                        --------------------------------------------------
Net asset value at end of period                            9.06       12.06        11.48          9.28
                                                        ==================================================
Total return (%)                                          (23.27)       6.37        24.34         (7.20) 2

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets 5                                       0.50        0.56 4       0.54          0.39  3
Expense reductions reflected in above ratio                 0.27        0.27         0.43          0.74  3
Ratio of net investment income or loss to
 average net assets                                         1.93        0.05         0.13         (0.36) 3
Portfolio turnover rate                                        5           3            6             2
Net assets, end of period ($ x 1,000,000)                    405         441          203           117


1  Commencement of operations.
2  Not annualized.
3  Annualized.
4 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.
5 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.


See the Financial Notes, which are integral to this information.
8

PORTFOLIO HOLDINGS
As of October 31, 2001


This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top holding
 =   Collateral for open futures contracts
 /   Issuer is related to the fund's adviser

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.7%      OTHER INVESTMENT COMPANIES
            Market Value: $403,981
            Cost: $498,171

  0.3%      SHORT TERM INVESTMENT
            Market Value: $1,306
            Cost: $1,306

  0.0%      U.S. TREASURY OBLIGATION
            Market Value: $120
            Cost: $120
--------------------------------------
100.0%      TOTAL INVESTMENTS
            Market Value: $405,407
            Cost: $499,597


OTHER INVESTMENT COMPANIES
99.7% of investments

                                                       MKT. VALUE
      SECURITY AND NUMBER OF SHARES                    ($ x 1,000)
 /(2) Schwab International Index Fund(R),
      Select Shares    9,951,876                         121,711

/=(1) Schwab S&P 500 Fund, Select
      Shares    10,866,532                               179,298

 /(3) Schwab Small-Cap Index Fund(R),
      Select Shares   6,435,727                          102,972
                                                         -------
                                                         403,981


SHORT TERM INVESTMENT
0.3% of investments

      SECURITY                          FACE VALUE     MKT. VALUE
      RATE, MATURITY DATE               ($ x 1,000)    ($ x 1,000)
      Brown Brothers Harriman,
      Grand Cayman Time Deposit
         2.050%, 11/1/01                  1,306          1,306


U.S. TREASURY OBLIGATION
0.0% of investments

=     U.S. Treasury Bill,
        2.13%, 12/20/01                     120            120


END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

MARKETTRACK ALL EQUITY PORTFOLIO -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.

ASSETS
-----------------------------------------------------------------------
Investments, at market value                                $405,407 a
Receivables:
   Fund shares sold                                              171
   Investments sold                                              303
   Most recent daily change in value of futures                    2
Prepaid expenses                                        +         25
                                                        ------------
TOTAL ASSETS                                                 405,908

LIABILITIES
-----------------------------------------------------------------------
Payables:
   Fund shares redeemed                                          343
   Investment adviser and administrator fees                       7
   Transfer agent and shareholder service fees                    11
Accrued expenses                                        +        100
                                                        ------------
TOTAL LIABILITIES                                                461

NET ASSETS
-----------------------------------------------------------------------
TOTAL ASSETS                                                $405,908
TOTAL LIABILITIES                                       -        461
                                                        ------------
NET ASSETS                                                  $405,447


NET ASSETS BY SOURCE

Capital received from investors                              502,850
Distributions in excess of net investment income              (1,661)
Net realized capital losses                                   (1,583)
Net unrealized capital losses                                (94,159) b


NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$405,447         44,750            $9.06


a The fund paid $499,597 for these securities. Not counting short-term obligations and government securities, the fund paid $115,350 for securities during the report period and received $20,761 from securities it sold or that matured.

   Percent of fund shares of other Schwab funds owned as of the end of the report period:

   SCHWAB EQUITY INDEX FUNDS
   S&P 500 Fund                            2.6%
   Small-Cap Index Fund(R)                 6.7%
   International Index Fund(R)            10.7%


b These derive from investments and futures. As of the report date, the fund had six open S&P 500 futures contracts due to expire on December 21, 2001, with a contract value of $1,591 and unrealized gains of $31.


FEDERAL TAX DATA
------------------------------------------------------
COST BASIS OF PORTFOLIO                       $504,131

NET UNREALIZED GAINS AND LOSSES:
Gains                                            $860
Losses                                     +  (99,553)
                                           -----------
                                             ($98,693)


See the Financial Notes, which are integral to this information.
10

Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------
Dividends                                                   $ 10,446
Interest                                                +         81
                                                        ------------
TOTAL INVESTMENT INCOME                                       10,527

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------
Net realized losses on investments sold                       (6,703)
Net realized gains from underlying funds                       6,693
Net realized losses on futures contracts                +       (783)
                                                        ------------
NET REALIZED LOSSES                                             (793)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------
Net unrealized losses on investments                        (123,074)
Net unrealized gains on futures contracts               +        142
                                                        ------------
NET UNREALIZED LOSSES                                       (122,932)

EXPENSES
--------------------------------------------------------------------
Investment adviser and administrator fees                      1,906 a
Transfer agent and shareholder service fees                    1,083 b
Trustees' fees                                                    10 c
Custodian fees                                                    44
Portfolio accounting fees                                         59
Professional fees                                                 35
Registration fees                                                 72
Shareholder reports                                              121
Other expenses                                          +          6
                                                        ------------
Total expenses                                                 3,336
Expense reduction                                       -      1,170 d
                                                        ------------
NET EXPENSES                                                   2,166

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       10,527
NET EXPENSES                                            -      2,166
                                                        ------------
NET INVESTMENT INCOME                                          8,361
NET REALIZED LOSSES                                             (793) e
NET UNREALIZED LOSSES                                   +   (122,932) e
                                                        ------------
DECREASE IN NET ASSETS FROM OPERATIONS                     ($115,364)

a Calculated as a percentage of average daily net assets: 0.44% of the first $500 million and 0.39% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.50% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $123,725.

See the Financial Notes, which are integral to this information.

MARKETTRACK ALL EQUITY PORTFOLIO -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                         11/1/00 - 10/31/01   11/1/99 - 10/31/00
Net investment income                              $  8,361               $  172
Net realized gains or losses                           (793)                 127
Net unrealized gains or losses           +         (122,932)               7,058
                                         ---------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                    (115,364)               7,357

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  6,844                  172
Dividends in excess of net investment
   income                                             1,661                  875
Distributions from net realized gains    +              446                1,962
                                         ---------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID             $  8,951               $3,009

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                              11/1/00 - 10/31/01           11/1/99 - 10/31/00
                           Quantity          Value      Quantity          Value
Shares sold                  16,153       $169,941        26,396       $326,322
Shares reinvested               796          8,777           238          2,943
Shares redeemed           +  (8,806)       (90,448)       (7,700)       (95,005)
                          ------------------------------------------------------
NET INCREASE                  8,143       $ 88,270        18,934       $234,260

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                               11/1/00 - 10/31/01          11/1/99 - 10/31/00
                             Shares     Net Assets       Shares     Net Assets
Beginning of period          36,607       $441,492       17,673       $202,884
Total increase or
   decrease              +    8,143        (36,045)      18,934        238,608 a
                         -----------------------------------------------------
END OF PERIOD                44,750       $405,447       36,607       $441,492 b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from transactions in fund shares, minus distributions paid.

b Includes distributions in excess of net investment income in the amount of $1,661 and $1,517 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

SCHWAB

MARKETTRACK GROWTH PORTFOLIO

[PHOTO OF GERI HOM AND KIMON DAIFOTIS]

      "Weakness in the economy and market volatility hit large-cap stocks particularly hard during the period but the fund's bond holdings helped its return."

   Portfolio Manager
   Geri Hom

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios(R). Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

KIMON DAIFOTIS, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the Schwab MarketTrack Portfolios. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.

TICKER SYMBOL             SWHGX

[GRAPHIC]

                   INVESTMENT STYLE 1
MARKET CAP 1    VALUE     BLEND     GROWTH
 LARGE           / /       /X/        / /
 MEDIUM          / /       / /        / /
 SMALL           / /       / /        / /

This portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.

THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.


MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. The 9/11 terrorist attacks only heightened concerns about stability and further strained an economy struggling with reduced capital investment, falling corporate earnings, rising unemployment and low consumer confidence. Investors, fearful of recession, responded by abandoning stocks in favor of more conservative investments.

THROUGHOUT THE PERIOD, LARGE-CAP GROWTH STOCKS WERE HIT HARDEST. Domestic and international stock indices fell precipitously. By the end of the period, some indices showed double-digit losses, retreating to levels not seen since late 1998. However, stocks of companies whose products and services tend to remain in demand even in an economic downturn performed well. As market leadership across asset classes and investment styles shifted its focus from large-cap to small-cap and from growth to value stocks we increased our small-cap and decreased our large-cap holdings, while still remaining within our investment limits. During the report period, U.S. bond markets were the best-performing asset class. The fund's bond holdings helped mitigate the bleak performance of its equity holdings.

EVEN THOUGH THE FED CUT SHORT-TERM RATES AGGRESSIVELY, CAUTION REMAINS THE WATCHWORD. As the economy works its way through these trying times, we believe that long-term investors may want exposure to all major equity market segments, as it is difficult to predict which ones will do well. The MarketTrack Growth Portfolio is well positioned to provide this exposure for investors while reducing volatility through exposure to bond and cash investments.

GROWTH PORTFOLIO

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the portfolio with the S&P 500(R) Index, the Lehman Brothers U.S. Aggregate Bond Index and the Growth Composite Index II.

[BAR CHART]

[LINE GRAPH]

                                           S&P 500       LEHMAN        GROWTH
                           PORTFOLIO 1     INDEX         INDEX         INDEX II 2
1 YEAR
  Total Return             -16.71%         -24.90%       14.56%        -17.74%

5 YEAR
  Total Return               7.21%          10.04%        8.03%          6.37%

SINCE INCEPTION 11/20/95
  Total Return               8.26%          11.76%        7.59%            --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the S&P 500 Index, the Lehman Brothers U.S. Aggregate Bond Index and the Growth Composite Index II.

[LINE GRAPH]

                               S&P 500        LEHMAN        GROWTH
               PORTFOLIO 1     INDEX          INDEX         INDEX II 2
11/20/95         10,000        10,000         10,000
11/30/95         10,080        10,104         10,076         10,000
12/31/95         10,292        10,299         10,217         10,175
 1/31/96         10,442        10,649         10,285         10,335
 2/29/96         10,533        10,748         10,106         10,468
 3/31/96         10,623        10,852         10,035         10,595
 4/30/96         10,803        11,011          9,979         10,902
 5/31/96         10,954        11,294          9,959         11,082
 6/30/96         10,934        11,337         10,092         11,023
 7/31/96         10,523        10,836         10,120         10,567
 8/31/96         10,733        11,064         10,102         10,830
 9/30/96         11,184        11,686         10,278         11,221
10/31/96         11,324        12,009         10,506         11,273
11/30/96         11,896        12,917         10,686         11,753
12/31/96         11,784        12,661         10,587         11,729
 1/31/97         12,008        13,451         10,620         12,005
 2/28/97         12,028        13,557         10,646         11,967
 3/31/97         11,692        13,001         10,528         11,671
 4/30/97         12,038        13,776         10,686         11,856
 5/31/97         12,793        14,614         10,787         12,589
 6/30/97         13,313        15,268         10,916         13,068
 7/31/97         14,087        16,482         11,210         13,740
 8/31/97         13,618        15,559         11,115         13,365
 9/30/97         14,301        16,410         11,280         14,043
10/31/97         13,853        15,862         11,443         13,529
11/30/97         14,098        16,597         11,496         13,593
12/31/97         14,259        16,882         11,612         13,724
 1/31/98         14,410        17,070         11,761         13,826
 2/28/98         15,220        18,300         11,751         14,613
 3/31/98         15,738        19,237         11,791         15,191
 4/30/98         15,846        19,432         11,852         15,340
 5/31/98         15,576        19,097         11,965         15,095
 6/30/98         15,868        19,873         12,067         15,259
 7/31/98         15,555        19,662         12,092         15,007
 8/31/98         13,729        16,823         12,289         13,130
 9/30/98         14,194        17,901         12,577         13,469
10/31/98         15,080        19,357         12,510         14,150
11/30/98         15,760        20,530         12,581         14,816
12/31/98         16,422        21,712         12,619         15,493
 1/31/99         16,718        22,620         12,709         15,742
 2/28/99         16,103        21,916         12,486         15,178
 3/31/99         16,576        22,793         12,555         15,591
 4/30/99         17,224        23,675         12,595         16,226
 5/31/99         16,916        23,116         12,484         16,008
 6/30/99         17,586        24,399         12,444         16,738
 7/31/99         17,465        23,638         12,392         16,669
 8/31/99         17,355        23,520         12,386         16,553
 9/30/99         17,290        22,875         12,530         16,484
10/31/99         17,982        24,323         12,576         17,026
11/30/99         18,520        24,817         12,575         17,845
12/31/99         19,602        26,279         12,514         19,257
 1/31/00         18,730        24,960         12,473         18,684
 2/29/00         19,155        24,487         12,624         19,740
 3/31/00         20,049        26,882         12,791         20,253
 4/30/00         19,389        26,073         12,754         19,397
 5/31/00         18,931        25,539         12,747         18,845
 6/30/00         19,635        26,169         13,012         19,708
 7/31/00         19,233        25,761         13,131         19,357
 8/31/00         20,206        27,361         13,321         20,359
 9/30/00         19,456        25,917         13,405         19,689
10/31/00         19,255        25,808         13,493         19,241
11/30/00         18,148        23,774         13,715         18,022
12/31/00         18,660        23,891         13,970         18,681
 1/31/01         19,052        24,739         14,198         19,068
 2/28/01         17,758        22,483         14,321         17,810
 3/31/01         16,938        21,057         14,393         16,814
 4/30/01         17,955        22,693         14,332         17,870
 5/31/01         18,001        22,845         14,418         17,904
 6/30/01         17,851        22,290         14,473         17,678
 7/31/01         17,574        22,072         14,797         17,354
 8/31/01         16,973        20,690         14,967         16,753
 9/30/01         15,667        19,018         15,141         15,333
10/31/01         16,037        19,382         15,457


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 The Growth Composite Index II is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 40% large-cap stocks, 20% small-cap stocks, 20% foreign stocks, 15% bonds and 5% cash. As of 10/31/01, the total number of funds in the Large-Cap Blend, Small-Cap Blend, Foreign and Intermediate-Term Bond Fund categories for the one- and five-year periods was 1,172, 909, 774, 579 and 484, 406, 367, 365, respectively. Performance includes changes in price and reinvestment of dividends and capital gains.

PORTFOLIO FACTS

TOP TEN HOLDINGS 1 as of 10/31/01

(1)  SCHWAB S&P 500 FUND-SELECT SHARES         21.4%
(2)  SCHWAB SMALL CAP INDEX FUND(R)-
       SELECT SHARES                           20.1%
(3)  SCHWAB INTERNATIONAL INDEX FUND(R)-
       SELECT SHARES                           20.0%
(4)  SCHWAB TOTAL BOND MARKET INDEX FUND       15.3%
(5)  SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
       INVESTOR SHARES                          4.9%
(6)  GENERAL ELECTRIC CO.                       0.7%
(7)  MICROSOFT CORP.                            0.6%
(8)  EXXON MOBIL CORP.                          0.5%
(9)  PFIZER, INC.                               0.5%
(10) WAL-MART STORES, INC.                      0.4%
-----------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS                84.4%


STATISTICS as of 10/31/01

                                                 PEER GROUP
                                 PORTFOLIO        AVERAGE 2
------------------------------------------------------------
Number of Holdings                  507              215
------------------------------------------------------------
Median Market Cap ($ Mil)         $33,117         $48,218
------------------------------------------------------------
Price/Earnings (P/E) Ratio          24.2            27.9
------------------------------------------------------------
Price/Book (P/B) Ratio               4.3             5.2
------------------------------------------------------------
12-Month Yield                      3.13%           0.49%
------------------------------------------------------------
Portfolio Turnover Rate              10%             98%
------------------------------------------------------------
Three-Year Beta                     0.73            0.95
------------------------------------------------------------


EXPENSE RATIO as of 10/31/01

[BAR CHART]

           PORTFOLIO       PEER GROUP AVERAGE
          0.50% 3               1.22% 2


PORTFOLIO WEIGHTINGS as of 10/31/01

This shows the composition by asset class of the fund's portfolio as of the report date.

ASSET MIX

[PIE CHART]

1   39.6%   Large-Cap Stocks
2   20.1%   Small-Cap Stocks
3   20.0%   International Stocks
4   15.3%   Bonds
5    5.0%   Short Term Investments


TARGET MIX

[PIE CHART]

1   40.0%   Large-Cap Stocks
2   20.0%   Small-Cap Stocks
3   20.0%   International Stocks
4   15.0%   Bonds
5    5.0%   Short Term Investments


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 1,258 funds in the Large-Cap Blend Fund category.

3 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                    11/1/00-      11/1/99-      11/1/98-      11/1/97-      11/1/96-
                                                    10/31/01      10/31/00      10/31/99      10/31/98      10/31/97
---------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                17.22         16.37         13.96         13.59         11.30
                                                    -----------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                              0.41          0.22          0.18          0.16          0.17
    Net realized and unrealized gains or losses       (3.22)         0.94          2.48          0.99          2.32
                                                    -----------------------------------------------------------------
    Total income or loss from investment
      operations                                      (2.81)         1.16          2.66          1.15          2.49
Less distributions:
    Dividends from net investment income              (0.44)        (0.18)        (0.22)        (0.16)        (0.20)
    Distributions from net realized gains             (0.09)        (0.13)        (0.03)        (0.62)           --
                                                    -----------------------------------------------------------------
    Total distributions                               (0.53)        (0.31)        (0.25)        (0.78)        (0.20)
                                                    -----------------------------------------------------------------
Net asset value at end of period                      13.88         17.22         16.37         13.96         13.59
                                                    =================================================================
Total return (%)                                     (16.71)         7.08         19.24          8.85         22.33

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets 2                                  0.50          0.56 1        0.58          0.60          0.75
Expense reductions reflected in above ratio            0.24          0.25          0.33          0.50          0.49
Ratio of net investment income to
 average net assets                                    2.58          1.32          1.21          1.34          1.58
Portfolio turnover rate                                  10            12             7            14           113
Net assets, end of period ($ x 1,000,000)               511           566           428           276           168


1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS

As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding

+    New holding (since 10/31/00)

o    Non-income producing security

*    American Depositary Receipt

/    Issuer is related to the fund's adviser

!    Security is valued at fair value (see Accounting Policies)

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.


[PIE CHART}

 76.8%          OTHER INVESTMENT COMPANIES
                Market Value: $392,358
                Cost: $425,807

 18.2%          COMMON STOCK
                Market Value: $93,151
                Cost: $68,803

  5.0%          SHORT-TERM INVESTMENTS
                Market Value: $25,475
                Cost: $25,475
------------------------------------------
100.0%          TOTAL INVESTMENTS
                Market Value: $510,984
                Cost: $520,085


COMMON STOCK  18.2% of Investments

                                                                     MKT. VALUE
      Security and Number of Shares                                  ($ x 1,000)
      AEROSPACE / DEFENSE  0.2%
      --------------------------------------------------------------------------
      Boeing Co.    8,578                                                    280
      Crane Co.    300                                                         6
      General Dynamics Corp.    2,000                                        163
      Goodrich Corp. 1,100                                                    23
      Lockheed Martin Corp.    3,900                                         190
      Northrop Grumman Corp.    700                                           70
      Raytheon Co.    3,400                                                  110
  +   Rockwell Collins, Inc.    1,900                                         26
      Rockwell International Corp.    1,900                                   26
      Textron, Inc.    1,500                                                  47
      United Technologies Corp.    4,600                                     248
                                                                     -----------
                                                                           1,189
      AIR TRANSPORTATION  0.1%
      --------------------------------------------------------------------------
  o   AMR Corp.    1,500                                                      27
      Delta Air Lines, Inc.    1,300                                          30
  o   FedEx Corp.    2,920                                                   120
      Southwest Airlines Co.    7,480                                        119
  o   U.S. Airways Group, Inc.    500                                          2
                                                                     -----------
                                                                             298
      ALCOHOLIC BEVERAGES  0.1%
      --------------------------------------------------------------------------
      Adolph Coors Co., Class B    400                                        20
      Anheuser-Busch Cos., Inc.    9,000                                     375
      Brown-Forman Corp., Class B    700                                      42
                                                                     -----------
                                                                             437
      APPAREL  0.0%
      --------------------------------------------------------------------------
      Liz Claiborne, Inc.    600                                              27
      Nike, Inc., Class B    2,800                                           138
  o   Reebok International Ltd.    500                                        10
      VF Corp.    1,200                                                       40
                                                                     -----------
                                                                             215
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  0.2%
      --------------------------------------------------------------------------
      Cooper Tire & Rubber Co.    700                                          9
      Cummins, Inc.    200                                                     6
      Dana Corp.    1,578                                                     17
      Danaher Corp.    1,400                                                  78
      Delphi Automotive Systems Corp.    5,743                                67
      Eaton Corp.    700                                                      46
      Ford Motor Co.    18,103                                               291
      General Motors Corp.    5,125                                          212
      Genuine Parts Co.    1,800                                              59
      Goodyear Tire & Rubber Co.    1,600                                     30
      Harley-Davidson, Inc.    3,000                                         136
  o   Navistar International Corp.    700                                     21
      TRW, Inc.    1,300                                                      44
      Visteon Corp.    1,558                                                  19
                                                                     -----------
                                                                           1,035

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                                     MKT. VALUE
      Security and Number of Shares                                  ($ x 1,000)
      BANKS  1.2%
      --------------------------------------------------------------------------
      AmSouth Bancorp.    3,900                                               67
      Bank of America Corp.    15,548                                        917
      Bank of New York Co., Inc.    7,300                                    248
      Bank One Corp.    11,375                                               378
      BB&T Corp.    3,300                                                    106
      Comerica, Inc.    1,500                                                 69
      Fifth Third Bancorp.    5,469                                          309
      FleetBoston Financial Corp.    10,810                                  355
      Golden West Financial Corp.    1,600                                    78
      Huntington Bancshares, Inc.    2,262                                    35
      J.P. Morgan Chase & Co.    19,260                                      681
      KeyCorp., Inc.    4,400                                                 94
      Mellon Financial Corp.    4,600                                        155
      National City Corp.    6,100                                           161
      Northern Trust Corp.    2,200                                          111
      PNC Financial Services Group, Inc.    2,800                            154
      Providian Financial Corp.    2,900                                      11
      Regions Financial Corp.    2,100                                        57
      SouthTrust Corp.    3,400                                               77
      State Street Corp.    3,000                                            137
      SunTrust Banks, Inc.    3,100                                          186
      Synovus Financial Corp.    2,750                                        63
      U.S. Bancorp.    18,662                                                332
      Union Planters Corp.    1,300                                           53
      Wachovia Corp.    13,484                                               386
 !o   Wachovia Corp.-- Contra Shares    1,900                                  1
      Wells Fargo & Co.    16,615                                            656
  +   Zions Bancorp.    900                                                   43
                                                                     -----------
                                                                           5,920
      BUSINESS MACHINES & SOFTWARE  1.8%
      --------------------------------------------------------------------------
      Adobe Systems, Inc.    2,400                                            63
  o   Apple Computer, Inc.    3,200                                           56
      Autodesk, Inc.    600                                                   20
  o   BMC Software, Inc.    2,400                                             36
  o   Cisco Systems, Inc.    69,900                                        1,183
      Compaq Computer Corp.    16,764                                        147
  o   Compuware Corp.    3,600                                                37
  o   Comverse Technology, Inc.    1,400                                      26
  o   Dell Computer Corp.    25,100                                          602
      EMC Corp.    20,986                                                    259
  o   Gateway, Inc.    3,100                                                  18
      Hewlett-Packard Co.    19,600                                          330
      International Business Machines
      Corp.    16,800                                                      1,816
  o   Lexmark International, Inc., Class     1,300                            58
o(7)  Microsoft Corp.    51,700                                            3,006
  o   NCR Corp.    1,000                                                      35
  o   Network Appliance, Inc.    2,800                                        37
  o   Novell, Inc.    3,200                                                   11
  o   Novellus Systems, Inc.    1,325                                         44
  o   Oracle Corp.    55,048                                                 746
      Pitney Bowes, Inc.    2,700                                             99
  o   Sun Microsystems, Inc.    30,800                                       313
  o   Unisys Corp.    3,100                                                   28
      Xerox Corp.    6,600                                                    46
                                                                     -----------
                                                                           9,016
      BUSINESS SERVICES  0.7%
      --------------------------------------------------------------------------
  o   Allied Waste Industries, Inc.    1,900                                  19
      Automatic Data Processing, Inc.    6,200                               320
  o   Cendant Corp.    7,232                                                  94
  +   Cintas Corp.    1,638                                                   66
  o   Citrix Systems, Inc.    1,800                                           42
      Computer Associates International, Inc.    5,625                       174
  o   Computer Sciences Corp.    1,680                                        60
 o+   Concord EFS, Inc.    4,200                                             115
  o   Convergys Corp.    1,354                                                38
      Deluxe Corp.    700                                                     25
      Electronic Data Systems Corp.    4,600                                 296
      Equifax, Inc.    1,200                                                  27
      First Data Corp.    3,800                                              257
 o+   Fiserv, Inc.    1,800                                                   67
      H&R Block, Inc.    2,000                                                68
      IMS Health, Inc.    3,000                                               64
      Interpublic Group of Cos., Inc.    2,700                                61
 o+   Intuit, Inc.    1,972                                                   79
  o   Mercury Interactive Corp.    800                                        19
      National Service Industries, Inc.    300                                 5
      Omnicom Group, Inc.    1,800                                           138
  o   Parametric Technology Corp.    2,700                                    19
      Paychex, Inc.    3,600                                                 115
  o   PeopleSoft, Inc.    2,300                                               68

See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
 o+   QLogic Corp.    869                                                     34
 o+   Robert Half International, Inc.    1,700                                35
  o   Sapient Corp.    1,200                                                   5
  o   Siebel Systems, Inc.    4,300                                           70
      Stilwell Financial, Inc.    2,200                                       44
 o+   TMP Worldwide, Inc.    954                                              28
      Tyco International Ltd.    18,803                                      924
  o   Veritas Software Corp.    3,800                                        108
      Waste Management, Inc.    6,117                                        150
  o   Yahoo!, Inc.    5,300                                                   58
                                                                     -----------
                                                                           3,692
      CHEMICAL  0.2%
      --------------------------------------------------------------------------
      Air Products & Chemicals, Inc.    2,300                                 92
      Dow Chemical Co.    8,694                                              289
      E.I. du Pont de Nemours & Co.    10,292                                412
      Eastman Chemical Co.    800                                             27
      Ecolab, Inc.    1,400                                                   49
      Great Lakes Chemical Corp.    600                                       13
  o   Hercules, Inc.    900                                                    7
      PPG Industries, Inc.    1,500                                           73
      Praxair, Inc.    1,600                                                  75
      Rohm & Haas Co.    2,205                                                72
      Sherwin-Williams Co.    1,200                                           29
      Sigma-Aldrich Corp.    900                                              34
                                                                     -----------
                                                                           1,172
      CONSTRUCTION  0.0%
      --------------------------------------------------------------------------
      Centex Corp.    300                                                     11
  +   Fluor Corp.    500                                                      19
      KB Home Corp.    400                                                    12
      Masco Corp.    4,000                                                    79
  o   McDermott International, Inc.    800                                     8
      Pulte Homes, Inc.    400                                                13
      The Stanley Works    600                                                23
      Vulcan Materials Co.    800                                             33
                                                                     -----------
                                                                             198
      CONSUMER: DURABLE  0.0%
      --------------------------------------------------------------------------
      Black & Decker Corp.    900                                             30
      Leggett & Platt, Inc.    2,000                                          43
      Maytag Corp.    900                                                     25
      Whirlpool Corp.    800                                                  47
                                                                     -----------
                                                                             145
      CONSUMER: NONDURABLE  0.2%
      --------------------------------------------------------------------------
      American Greetings Corp., Class A    300                                 4
      Darden Restaurants, Inc.    1,200                                       38
      Fortune Brands, Inc.    1,600                                           59
      Hasbro, Inc.    1,650                                                   27
 o+   International Game Technology    700                                    36
  o   Mattel, Inc.    4,150                                                   79
      McDonald's Corp.    12,700                                             331
      Newell Rubbermaid, Inc.    2,745                                        76
  o   Starbucks Corp.    3,560                                                61
  o   Tricon Global Restaurants, Inc.    1,560                                79
      Tupperware Corp.    400                                                  8
      Wendy's International, Inc.    1,000                                    26
                                                                     -----------
                                                                             824
      CONTAINERS  0.0%
      --------------------------------------------------------------------------
      Ball Corp.    200                                                       12
      Bemis Co., Inc.    300                                                  13
  o   Pactiv Corp.    800                                                     13
  o   Sealed Air Corp.    582                                                 23
                                                                     -----------
                                                                              61
      ELECTRONICS  1.0%
      --------------------------------------------------------------------------
  o   ADC Telecommunications, Inc.    6,000                                   27
  o   Advanced Micro Devices, Inc.    2,840                                   28
  o   Agilent Technologies, Inc.    4,437                                     99
  o   Altera Corp.    3,680                                                   74
  o   American Power Conversion Corp.    1,725                                22
  o   Analog Devices, Inc.    3,400                                          129
  o   Andrew Corp.    850                                                     15
  +   Applied Biosystems Group --
      Applera Corp.    2,000                                                  58
  o   Applied Materials, Inc.    7,800                                       266
  o   Broadcom Corp., Class A    2,300                                        79
 o+   CIENA Corp.    3,200                                                    52
  o   Conexant Systems, Inc.    1,900                                         19
      Intel Corp.    65,200                                                1,592
      ITT Industries, Inc.    900                                             43
  o   JDS Uniphase Corp.    12,589                                           101
  o   KLA-Tencor Corp.    1,800                                               74
      Linear Technology Corp.    3,000                                       116
  o   LSI Logic Corp.    3,000                                                51
      Lucent Technologies, Inc.    31,592                                    212
  o   Maxim Integrated Products, Inc.    2,700                               124
  o   Micron Technology, Inc.    5,400                                       123

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Molex, Inc. 1,875                                                       54
      Moody's Corp. 1,500                                                     52
      Motorola, Inc. 20,931                                                  343
  -   National Semiconductor Corp. 1,700                                      44
      PerkinElmer, Inc. 1,000                                                 27
  -   Power-One, Inc. 400                                                      3
  -   Qualcomm, Inc. 7,200                                                   354
  -   Sanmina Corp. 2,900                                                     44
      Scientific-Atlanta, Inc. 1,600                                          33
  -   Solectron Corp. 5,800                                                   71
  +   Symbol Technologies, Inc. 1,908                                         25
  -   Tektronix, Inc. 900                                                     18
  -   Tellabs, Inc. 4,000                                                     55
  -   Teradyne, Inc. 1,700                                                    39
      Texas Instruments, Inc. 16,800                                         470
  -   Thermo Electron Corp. 1,300                                             27
      Thomas & Betts Corp. 481                                                 9
 -+   Univision Communications, Inc., Class A 2,004                           50
 -+   Vitesse Semiconductor Corp. 1,739                                       16
  -   Xilinx, Inc. 3,200                                                      97
                                                                     -----------
                                                                           5,135
      ENERGY: RAW MATERIALS  0.2%
      --------------------------------------------------------------------------
      Anadarko Petroleum Corp. 2,418                                         138
      Apache Corp. 900                                                        46
      Baker Hughes, Inc. 2,960                                               106
      Burlington Resources, Inc. 1,905                                        71
      Devon Energy Corp. 1,200                                                46
  +   EOG Resources, Inc. 1,128                                               40
      Halliburton Co. 4,158                                                  103
  -   Nabors Industries, Inc. 1,400                                           43
 -+   Noble Drilling Corp. 1,300                                              40
      Occidental Petroleum Corp. 3,200                                        81
  -   Rowan Cos., Inc. 600                                                    10
      Schlumberger Ltd. 5,400                                                261
                                                                     -----------
                                                                             985
      FOOD & AGRICULTURE  0.7%
      --------------------------------------------------------------------------
      Archer-Daniels-Midland Co. 6,532                                        91
      Campbell Soup Co. 4,200                                                119
      Coca-Cola Co. 24,100                                                 1,154
      Coca-Cola Enterprises, Inc. 4,000                                       73
      ConAgra Foods, Inc. 4,900                                              112
      General Mills, Inc. 3,026                                              139
      H.J. Heinz Co. 3,400                                                   144
      Hershey Foods Corp. 1,500                                               96
      Kellogg Co. 3,900                                                      119
  +   The Pepsi Bottling Group, Inc. 1,416                                    66
      PepsiCo, Inc. 16,660                                                   812
      Ralston Purina Co. 3,100                                               102
      Sara Lee Corp. 7,600                                                   169
      Supervalu, Inc. 1,400                                                   30
      Sysco Corp. 6,600                                                      159
  *   Unilever NV 5,714                                                      297
      Wm. Wrigley Jr. Co. 2,200                                              110
                                                                     -----------
                                                                           3,792
      GOLD  0.0%
      --------------------------------------------------------------------------
      Barrick Gold Corp. 3,900                                                61
      Homestake Mining Co. 2,600                                              21
      Newmont Mining Corp. 1,701                                              39
      Placer Dome, Inc. 3,200                                                 37
                                                                     -----------
                                                                             158
      HEALTHCARE / DRUGS & MEDICINE  2.7%
      --------------------------------------------------------------------------
      Abbott Laboratories 15,000                                             795
      Allergan, Inc. 1,300                                                    93
      American Home Products Corp. 12,700                                    709
  -   AmerisourceBergen Corp. 1,000                                           64
  -   Amgen, Inc. 10,100                                                     574
      Bausch & Lomb, Inc. 600                                                 20
      Baxter International, Inc. 5,600                                       271
      Becton, Dickinson & Co. 2,600                                           93
  -   Biogen, Inc. 1,500                                                      83
      Biomet, Inc. 2,475                                                      75
  -   Boston Scientific Corp. 4,074                                           93
      Bristol-Myers Squibb Co. 19,000                                      1,016
      C.R. Bard, Inc. 400                                                     22
      Cardinal Health, Inc. 4,200                                            282
 -+   Chiron Corp. 1,800                                                      97
      Eli Lilly & Co. 10,900                                                 834
 -+   Forest Laboratories, Inc., Class A 1,600                               119
  -   Guidant Corp. 3,000                                                    125
      HCA, INC. 5,600                                                        222
  -   HealthSouth Corp. 3,452                                                 45
  -   Humana, Inc. 1,400                                                      16
 -+   Immunex Corp. 5,200                                                    124
      Johnson & Johnson 29,054                                             1,683
  -   King Pharmaceuticals, Inc. 2,133                                        83

See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
  -   Manor Care, Inc. 1,100                                                  26
      McKesson Corp. 2,654                                                    98
  -   Medimmune, Inc. 2,000                                                   78
      Medtronic, Inc. 11,800                                                 476
      Merck & Co., Inc. 22,300                                             1,423
 (9)  Pfizer, Inc. 61,100                                                  2,560
      Pharmacia Corp. 12,269                                                 497
  -   Quintiles Transnational Corp. 1,200                                     19
      Schering-Plough Corp. 14,100                                           524
  -   St. Jude Medical, Inc. 725                                              51
  +   Stryker Corp. 1,892                                                    106
  -   Tenet Healthcare Corp. 3,100                                           178
      UnitedHealth Group, Inc. 3,400                                         224
  -   Watson Pharmaceuticals, Inc. 1,000                                      48
  -   Wellpoint Health Networks, Inc. 700                                     78
  -   Zimmer Holdings, Inc. 1,800                                             56
                                                                     -----------
                                                                          13,980
      HOUSEHOLD PRODUCTS  0.4%
      --------------------------------------------------------------------------
      Alberto-Culver Co., Class B 600                                         25
      Avon Products, Inc. 2,400                                              112
      Clorox Co. 2,200                                                        79
      Colgate-Palmolive Co. 5,800                                            334
      Gillette Co. 10,600                                                    330
      International Flavors & Fragrances, Inc. 1,100                          31
      Procter & Gamble Co. 12,600                                            930
                                                                     -----------
                                                                           1,841
      INSURANCE  0.8%
      --------------------------------------------------------------------------
 -+   Aetna, Inc. 1,424                                                       39
      AFLAC, Inc. 5,200                                                      127
      Allstate Corp. 7,000                                                   220
  +   AMBAC Financial Group, Inc. 1,015                                       49
      American International Group, Inc. 25,651                            2,016
      AON Corp. 2,625                                                        100
      Chubb Corp. 1,700                                                      116
      CIGNA Corp. 1,600                                                      117
      Cincinnati Financial Corp. 1,800                                        67
      Conseco, Inc. 3,220                                                     10
      Hartford Financial Services Group, Inc. 2,200                          119
      Jefferson-Pilot Corp. 1,612                                             67
  +   John Hancock Financial Services 2,977                                  101
      Lincoln National Corp. 1,900                                            80
      Loews Corp. 2,000                                                      102
      Marsh & McLennan Cos., Inc. 2,600                                      252
      MBIA, Inc. 1,350                                                        62
  +   Metlife, Inc. 7,410                                                    199
      MGIC Investment Corp. 1,200                                             62
      Progressive Corp. 700                                                   97
      SAFECO Corp. 1,100                                                      34
      St. Paul Cos., Inc. 1,850                                               85
      Torchmark Corp. 1,100                                                   41
      UnumProvident Corp. 2,349                                               53
  +   XL Capital Ltd., Class A 1,200                                         104
                                                                     -----------
                                                                           4,319
      MEDIA  0.7%
      --------------------------------------------------------------------------
  -   AOL Time Warner, Inc. 42,850                                         1,337
  -   Clear Channel Communications, Inc. 5,717                               218
  -   Comcast Corp., Special Class A 8,500                                   305
      Dow Jones & Co., Inc. 800                                               36
      Gannett Co., Inc. 2,700                                                171
      Knight-Ridder, Inc. 900                                                 51
      McGraw-Hill Cos., Inc. 2,000                                           105
      Meredith Corp. 500                                                      17
      New York Times Co., Class A 1,700                                       70
      R.R. Donnelley & Sons Co. 1,200                                         31
      The Walt Disney Co. 20,319                                             378
      Tribune Co. 2,800                                                       85
  -   Viacom, Inc., Class B 16,881                                           616
                                                                     -----------
                                                                           3,420
      MISCELLANEOUS  0.0%
      --------------------------------------------------------------------------
  -   Palm, Inc. 4,894                                                        12
  -   Sabre Holdings Corp. 1,283                                              34
                                                                     -----------
                                                                              46
      MISCELLANEOUS FINANCE  1.2%
      --------------------------------------------------------------------------
      American Express Co. 12,900                                            380
      Bear Stearns Cos., Inc. 1,182                                           64
      Capital One Financial Corp. 1,800                                       74
  /   Charles Schwab Corp. 13,042                                            168
      Charter One Financial, Inc. 2,205                                       60
      Citigroup, Inc. 48,792                                               2,221
      Countrywide Credit Industries, Inc. 1,100                               44
      Fannie Mae 9,700                                                       785

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Franklin Resources, Inc. 2,500                                          80
      Freddie Mac 6,900                                                      468
      Household International, Inc. 4,759                                    249
      Lehman Brothers Holdings, Inc. 2,400                                   150
      MBNA Corp. 7,900                                                       218
      Merrill Lynch & Co., Inc. 7,900                                        345
      Morgan Stanley Dean Witter & Co. 11,000                                538
      T. Rowe Price Group, Inc. 1,200                                         33
      USA Education, Inc. 1,700                                              139
      Washington Mutual, Inc. 7,882                                          238
                                                                     -----------
                                                                           6,254
      NON-FERROUS METALS  0.1%
      --------------------------------------------------------------------------
      Alcan, Inc. 3,214                                                       98
      Alcoa, Inc. 8,472                                                      273
      Engelhard Corp. 1,300                                                   34
  -   Freeport-McMoran Copper & Gold, Inc., Class B 800                        9
      Inco Ltd. 1,900                                                         26
      Phelps Dodge Corp. 810                                                  23
                                                                     -----------
                                                                             463
      OIL: DOMESTIC  0.2%
      --------------------------------------------------------------------------
      Amerada Hess Corp. 1,000                                                59
      Ashland, Inc. 800                                                       32
      Conoco, Inc., Class B 6,300                                            162
      Kerr-McGee Corp. 869                                                    50
      Phillips Petroleum Co. 3,600                                           196
      Sunoco, Inc. 900                                                        34
      Transocean Sedco Forex, Inc. 2,945                                      89
      Unocal Corp. 2,400                                                      77
      USX-Marathon Group, Inc. 3,100                                          86
                                                                     -----------
                                                                             785
      OIL: INTERNATIONAL  0.9%
      --------------------------------------------------------------------------
      ChevronTexaco Corp. 10,327                                             914
 (8)  Exxon Mobil Corp. 66,858                                             2,638
  *   Royal Dutch Petroleum Co. 20,900                                     1,056
                                                                     -----------
                                                                           4,608
      OPTICAL & PHOTO  0.0%
      --------------------------------------------------------------------------
      Eastman Kodak Co. 3,100                                                 79

      PAPER & FOREST PRODUCTS  0.2%
      --------------------------------------------------------------------------
      Boise Cascade Corp. 600                                                 17
      Georgia-Pacific Group 2,228                                             62
      International Paper Co. 4,846                                          173
      Kimberly-Clark Corp. 5,360                                             298
      Louisiana-Pacific Corp. 600                                              4
      Mead Corp. 1,000                                                        27
      Temple-Inland, Inc. 600                                                 30
      Westvaco Corp. 1,000                                                    25
      Weyerhaeuser Co. 2,300                                                 115
      Willamette Industries, Inc. 1,100                                       52
                                                                     -----------
                                                                             803
      PRODUCER GOODS & MANUFACTURING  1.1%
      --------------------------------------------------------------------------
 -+   Applied Micro Circuits Corp. 2,862                                      32
      Avery Dennison Corp. 1,200                                              56
      Caterpillar, Inc. 3,500                                                157
      Cooper Industries, Inc. 900                                             35
      Corning, Inc. 8,700                                                     70
      Deere & Co. 2,300                                                       85
      Dover Corp. 2,000                                                       66
      Emerson Electric Co. 4,000                                             196
  -   FMC Corp. 400                                                           19
 (6)  General Electric Co. 96,200                                          3,503
      Honeywell International, Inc. 7,837                                    232
      Illinois Tool Works, Inc. 3,000                                        172
      Ingersoll-Rand Co. 1,650                                                62
 -+   Jabil Circuit, Inc. 1,398                                               30
      Johnson Controls, Inc. 800                                              58
      Millipore Corp. 400                                                     21
      Minnesota Mining & Manufacturing Co. 3,900                             407
      Pall Corp. 1,000                                                        20
      Parker-Hannifin Corp. 1,150                                             41
 -+   PMC Sierra, Inc.  1,600                                                 26
      Snap-On, Inc. 600                                                       16
      W.W. Grainger, Inc. 900                                                 39
                                                                     -----------
                                                                           5,343
      RAILROAD & SHIPPING  0.1%
      --------------------------------------------------------------------------
      Burlington Northern Santa Fe Corp. 3,800                               102
      CSX Corp. 2,200                                                         74
      Norfolk Southern Corp. 3,600                                            60
      Union Pacific Corp. 2,500                                              130
                                                                     -----------
                                                                             366
      REAL PROPERTY  0.0%
      --------------------------------------------------------------------------
  +   Equity Office Properties Trust 3,900                                   111

See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      RETAIL  1.2%
      --------------------------------------------------------------------------
      Albertson's, Inc. 4,138                                                132
  o   AutoZone, Inc. 1,300                                                    76
  o   Bed, Bath & Beyond, Inc. 2,800                                          70
  o   Best Buy Co., Inc. 1,900                                               104
  o   Big Lots, Inc. 500                                                       4
      Circuit City Stores-Circuit City Group 2,000                            27
  o   Costco Wholesale Corp. 4,400                                           166
      CVS Corp. 3,900                                                         93
      Dillards, Inc., Class A 500                                              6
      Dollar General Corp. 3,303                                              47
  +   Family Dollar Stores, Inc. 1,700                                        49
  o   Federated Department Stores, Inc. 2,100                                 67
      The Gap, Inc. 8,300                                                    108
      Home Depot, Inc. 22,500                                                860
      J.C. Penney Co., Inc. 2,500                                             54
  o   K Mart Corp. 4,700                                                      29
  o   Kohl's Corp. 3,200                                                     178
  o   Kroger Co. 8,200                                                       201
      Limited, Inc. 4,194                                                     47
      Lowe's Cos., Inc. 7,600                                                259
      May Department Stores Co. 3,200                                        101
      Nordstrom, Inc. 1,300                                                   18
  o   Office Depot, Inc. 3,700                                                50
      RadioShack Corp. 1,900                                                  47
  o   Safeway, Inc. 4,900                                                    204
      Sears, Roebuck & Co. 3,200                                             124
  o   Staples, Inc. 4,350                                                     63
      Target Corp. 8,800                                                     274
      Tiffany & Co., Inc. 1,400                                               33
      TJX Cos., Inc. 3,000                                                   101
  o   Toys 'R' Us, Inc. 2,600                                                 49
(10)  Wal-Mart Stores, Inc. 43,500                                         2,236
      Walgreen Co. 9,900                                                     321
      Winn-Dixie Stores, Inc. 1,500                                           17
                                                                     -----------
                                                                           6,215
      STEEL  0.0%
      --------------------------------------------------------------------------
      Allegheny Technologies, Inc. 735                                        11
      Nucor Corp. 900                                                         37
      USX-U.S. Steel Group, Inc. 900                                          13
      Worthington Industries, Inc. 900                                        12
                                                                     -----------
                                                                              73
      TELEPHONE  1.1%
      --------------------------------------------------------------------------
      Alltel Corp. 3,100                                                     177
      AT&T Corp. 32,821                                                      501
  o   AT&T Wireless Services, Inc. 24,461                                    353
  o   Avaya, Inc. 2,632                                                       24
      BellSouth Corp. 18,400                                                 681
      CenturyTel, Inc. 1,350                                                  43
 o+   Citizens Communications Co. 2,576                                       23
  o   Nextel Communications, Inc., Class A 7,200                              57
      Nortel Networks Corp. 30,342                                           176
  o   Qwest Communications International, Inc. 15,773                        204
      SBC Communications, Inc. 32,836                                      1,251
      Sprint Corp. (FON Group) 8,600                                         172
  o   Sprint Corp. (PCS Group)  8,800                                        196
      Verizon Communications, Inc. 26,158                                  1,303
  o   WorldCom, Inc. -- WorldCom Group 27,720                                373
                                                                     -----------
                                                                           5,534
      TOBACCO  0.2%
      --------------------------------------------------------------------------
      Philip Morris Cos., Inc. 21,600                                      1,011
      UST, Inc. 1,600                                                         54
                                                                     -----------
                                                                           1,065
      TRAVEL & RECREATION  0.1%
      --------------------------------------------------------------------------
      Brunswick Corp. 900                                                     16
      Carnival Corp. 6,100                                                   133
  o   Harrah's Entertainment, Inc. 1,300                                      38
      Hilton Hotels Corp. 3,600                                               31
      Marriott International, Inc., Class A 2,600                             81
  +   Starwood Hotels & Resorts Worldwide, Inc. 1,900                         42
                                                                     -----------
                                                                             341
      TRUCKING & FREIGHT  0.0%
      --------------------------------------------------------------------------
      Paccar, Inc. 500                                                        26
      Ryder Systems, Inc. 400                                                  7
                                                                     -----------
                                                                              33
      UTILITIES: ELECTRIC & GAS  0.6%
      --------------------------------------------------------------------------
  o   AES Corp. 4,800                                                         66
  +   Allegheny Energy, Inc. 1,070                                            39
      Ameren Corp. 1,500                                                      60
      American Electric Power Co., Inc. 3,160                                132
 o+   Calpine Corp. 2,700                                                     67

See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS


PORTFOLIO HOLDINGS Continued

As of October 31, 2001

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      Cinergy Corp. 1,600                                                     48
      CMS Energy Corp. 1,000                                                  22
      Consolidated Edison, Inc. 2,100                                         83
      Constellation Energy Group, Inc. 1,300                                  29
      Dominion Resources, Inc. 2,378                                         145
      DTE Energy Co. 1,400                                                    58
      Duke Energy Corp. 7,252                                                279
      Dynegy, Inc., Class A 3,100                                            111
      Edison International 3,200                                              45
      El Paso Corp. 5,006                                                    246
      Enron Corp. 7,100                                                       99
      Entergy Corp. 2,400                                                     93
      Exelon Corp. 2,812                                                     118
      FirstEnergy Corp. 2,100                                                 72
      FPL Group, Inc. 1,900                                                  101
      GPU, Inc. 1,200                                                         48
      KeySpan Corp. 1,300                                                     43
  +   Kinder Morgan, Inc. 1,107                                               55
 o+   Mirant Corp. 2,624                                                      68
  o   Niagara Mohawk Holdings, Inc. 1,800                                     32
      NICOR, Inc. 500                                                         19
      NiSource, Inc. 1,946                                                    46
      Peoples Energy Corp. 200                                                 8
      PG&E Corp. 3,600                                                        65
      Pinnacle West Capital Corp. 800                                         34
      PPL Corp. 1,400                                                         48
      Progress Energy, Inc. 1,975                                             83
      Public Service Enterprise Group, Inc. 2,000                             79
      Reliant Energy, Inc. 2,949                                              82
      Sempra Energy 2,103                                                     49
      Southern Co. 6,600                                                     158
  +   Teco Energy, Inc. 1,300                                                 33
      TXU Corp. 2,767                                                        127
      Williams Cos., Inc. 4,200                                              121
      XCEL Energy, Inc. 3,150                                                 89
                                                                     -----------
                                                                           3,200

OTHER INVESTMENT COMPANIES
76.8% of investments

                                                                      MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
/(3) Schwab International Index Fund(R), Select Shares 8,355,111         102,183
/(1) Schwab S&P 500 Fund, Select Shares 6,636,716                        109,506
/(2) Schwab Small-Cap Index Fund(R), Select Shares 6,408,916             102,543
/(4) Schwab Total Bond Market Index Fund 7,490,485                        78,126
                                                                     -----------
                                                                         392,358

SHORT TERM INVESTMENTS
5.0% of investments

/(5) Schwab Value Advantage Money Fund(R),
      Investor Shares 25,039,612                                          25,040

                                                      FACE VALUE
      SECURITY RATE, MATURITY DATE                    ($ x 1,000)
      Wells Fargo Bank, Nassau Time Deposit
         2.050% 11/1/01                                   435                435
                                                                     -----------
                                                                          25,475

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES

As of October 31, 2001. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                            $510,984 a
Receivables:
    Fund shares sold                                                         427
    Dividends                                                                183
    Dividend tax reclaim                                                      10
Prepaid expenses                                                     +        20
                                                                     -----------
TOTAL ASSETS                                                             511,624

LIABILITIES
--------------------------------------------------------------------------------
Payables:
    Fund shares redeemed                                                     319
    Investment adviser and administrator fees                                 31
    Transfer agent and shareholder service fees                               14
Accrued expenses                                                     +        81
                                                                     -----------
TOTAL LIABILITIES                                                            445

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             511,624
TOTAL LIABILITIES                                                    -       445
                                                                     -----------
NET ASSETS                                                              $511,179


NET ASSETS BY SOURCE
Capital received from investors                                          515,264
Net investment income not yet distributed                                  3,810
Net realized capital gains                                                 1,206
Net unrealized capital losses                                             (9,101)

NET ASSET VALUE (NAV)

                   SHARES
NET ASSETS    /    OUTSTANDING    =      NAV
$511,179           36,829                $13.88


a The fund paid $520,085 for these securities. Not counting short-term obligations and government securities, the fund paid $119,911 for securities during the report period and received $51,664 from securities it sold or that matured. This includes $1 in transactions with other SchwabFunds(R).

      Percent of fund shares of other Schwab funds owned as of the end of the report period:

      SCHWAB EQUITY INDEX FUNDS
      S&P 500 Fund                     1.6%
      Small-Cap Index Fund(R)          6.7%
      International Index Fund(R)      9.0%

      SCHWAB BOND INDEX FUNDS
      Total Bond Market Index Fund     8.1%

      SCHWAB MONEY FUNDS
      Value Advantage Money Fund(R)    0.1%

FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                 $524,713
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                    $47,829
Losses                                                               +   (61,558)
                                                                     -----------
                                                                        ($13,729)


See the Financial Notes, which are integral to this information.

MARKETTRACK GROWTH PORTFOLIO -- FINANCIALS


Statement of
OPERATIONS

For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $16,661  a
Interest                                                             +        81
                                                                     -----------
TOTAL INVESTMENT INCOME                                                   16,742

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                   (3,419)
Net realized gains from underlying funds                                   6,768
                                                                     -----------
NET REALIZED GAINS                                                         3,349

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                    (117,542)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                  2,366  b
Transfer agent and shareholder service fees                                1,356  c
Trustees' fees                                                                10  d
Custodian fees                                                                35
Portfolio accounting fees                                                     74
Professional fees                                                             29
Registration fees                                                             61
Shareholder reports                                                           96
Other expenses                                                       +        14
                                                                     -----------
Total expenses                                                             4,041
Expense reduction                                                    -     1,329  e
                                                                     -----------
NET EXPENSES                                                               2,712

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   16,742
NET EXPENSES                                                         -     2,712
                                                                     -----------
NET INVESTMENT INCOME                                                     14,030
NET REALIZED GAINS                                                         3,349  f
NET UNREALIZED LOSSES                                                +  (117,542) f
                                                                     -----------
DECREASE IN NET ASSETS FROM OPERATIONS                                 ($100,163)

a   $6 of this was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.44% of the first $500 million and 0.39% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d   For the fund's independent trustees only.

e This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.50% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f   These add up to a net loss on investments of $114,193.


See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                            11/1/00-10/31/01    11/1/99-10/31/00
Net investment income                                $14,030              $6,926
Net realized gains                                     3,349               1,728
Net unrealized gains or losses              +       (117,542)             22,211
                                            ------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                     (100,163)             30,865

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                  14,574               5,062  a
Distributions from net realized gains       +          3,006               3,458
                                            ------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID               $17,580              $8,520

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     11/1/00-10/31/01         11/1/99-10/31/00
                                     Quantity      Value    Quantity       Value
Shares sold                            10,579   $162,273      15,116   $260,601
Shares reinvested                       1,085     17,210         483      8,333
Shares redeemed                   +    (7,720)  (116,866)     (8,831)  (152,633)
                                  ----------------------------------------------
NET INCREASE                            3,944    $62,617       6,768   $116,301

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                     11/1/00-10/31/01         11/1/99-10/31/00
                                      Shares   Net Assets    Shares   Net Assets
Beginning of period                   32,885     $566,305    26,117     $427,659
Total increase or decrease        +    3,944      (55,126)    6,768      138,646  b
                                  ----------------------------------------------
END OF PERIOD                         36,829     $511,179    32,885     $566,305  c

    UNAUDITED

a For corporations, 88% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $3,810 and $4,354 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

\
SCHWAB
MARKETTRACK BALANCED PORTFOLIO

[PHOTO OF GERI HOM AND KIMON DAIFOTIS]
      "The strength of growth stocks seen in prior years declined, and we have adjusted portfolio weightings accordingly."

Portfolio Manager
Geri Hom

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios(R). Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

KIMON DAIFOTIS, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the Schwab MarketTrack Portfolios. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.


TICKER SYMBOL     SWBGX
----------------------------------------------------------------------
This portfolio could be appropriate for intermediate-term investors or long-term investors with moderate sensitivity to risk.
----------------------------------------------------------------------

THE PORTFOLIO SEEKS BOTH CAPITAL GROWTH AND INCOME.


MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. The events of September 11 only heightened concerns about stability and further strained an economy struggling with reduced capital investment, falling corporate earnings, rising unemployment and low consumer confidence. Investors, fearful of a recession, responded by abandoning stocks in favor of more conservative investments.

WHILE THE STOCK MARKETS STEADILY DECLINED DURING THE PERIOD, THE PORTFOLIO'S HOLDINGS IN BONDS CONTRIBUTED POSITIVE RETURNS, WHICH HELPED MITIGATE THE BLEAK PERFORMANCE OF EQUITIES. The combination of numerous interest rate cuts and increased demand for bonds provided the stimulus for a strong performance in the bond market. Realizing the strength of bonds, we slightly exceeded our standard target mix of bonds in order to benefit the portfolio. With regards to equities, large-cap growth stocks were hit the hardest as stock indexes fell to levels not seen since late 1998. Clearly, market leadership among asset classes and investment styles continued to shift from large-cap to small-cap and from growth to value.

EVEN THOUGH THE FED CUT SHORT-TERM RATES AGGRESSIVELY, CAUTION REMAINS THE WATCHWORD. As the economy works its way through these trying times, we believe that equity investors may want exposure to all major equity market segments, as it is difficult to predict which ones will do well. The MarketTrack Balanced Portfolio is well positioned to provide this exposure for investors while reducing volatility through exposure to bond and cash investments.

BALANCED PORTFOLIO

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the portfolio with the Balanced Composite Index, the S&P 500(R) Index and the Lehman Brothers U.S. Aggregate Bond Index.


[BAR CHART]

                                                  Total Return
                                                  ------------
1 YEAR
Portfolio 1                                         -9.72%
S&P 500 Index                                      -24.90%
Lehman Brothers U.S. Aggregate Bond Index           14.56%
Balanced Composite Index 2                         -10.75%

5 YEAR
Portfolio 1                                          7.35%
S&P 500 Index                                       10.04%
Lehman Brothers U.S. Aggregate Bond Index            8.03%
Balanced Composite Index 2                           7.37%

SINCE INCEPTION 11/20/95
Portfolio 1                                          7.99%
S&P 500 Index                                       11.76%
Lehman Brothers U.S. Aggregate Bond Index            7.59%
Balanced Composite Index 2                             --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the Balanced Composite Index, the S&P 500 Index, and the Lehman Brothers U.S. Aggregate Bond Index.


[LINE GRAPH]

                    SWBGX          S&P 500          Lehman        Balanced Index
11/20/95            10000           10000            10000
11/30/95            10080           10104            10076            10000
12/31/95            10270           10299            10217            10157
 1/31/96            10390           10649            10285            10292
 2/29/96            10410           10748            10106            10353
 3/31/96            10460           10852            10035            10428
 4/30/96            10581           11011             9979            10636
 5/31/96            10691           11294             9959            10773
 6/30/96            10711           11337            10092            10755
 7/31/96            10410           10836            10120            10423
 8/31/96            10551           11064            10102            10623
 9/30/96            10912           11686            10278            10967
10/31/96            11082           12009            10506            11068
11/30/96            11534           12917            10686            11477
12/31/96            11415           12661            10587            11428
 1/31/97            11589           13451            10620            11660
 2/28/97            11589           13557            10646            11633
 3/31/97            11334           13001            10528            11368
 4/30/97            11620           13776            10686            11557
 5/31/97            12183           14614            10787            12122
 6/30/97            12593           15268            10916            12499
 7/31/97            13217           16482            11210            13088
 8/31/97            12849           15559            11115            12805
 9/30/97            13391           16410            11280            13334
10/31/97            13125           15862            11443            13024
11/30/97            13309           16597            11496            13099
12/31/97            13443           16882            11612            13227
 1/31/98            13582           17070            11761            13332
 2/28/98            14149           18300            11751            13901
 3/31/98            14523           19237            11791            14321
 4/30/98            14608           19432            11852            14439
 5/31/98            14448           19097            11965            14283
 6/30/98            14672           19873            12067            14448
 7/31/98            14469           19662            12092            14257
 8/31/98            13262           16823            12289            12950
 9/30/98            13668           17901            12577            13316
10/31/98            14309           19357            12510            13796
11/30/98            14800           20530            12581            14307
12/31/98            15281           21712            12619            14831
 1/31/99            15523           22620            12709            15048
 2/28/99            15028           21916            12486            14570
 3/31/99            15369           22793            12555            14897
 4/30/99            15820           23675            12595            15358
 5/31/99            15567           23116            12484            15176
 6/30/99            16018           24399            12444            15680
 7/31/99            15930           23638            12392            15586
 8/31/99            15842           23520            12386            15485
 9/30/99            15853           22875            12530            15457
10/31/99            16337           24323            12576            15855
11/30/99            16711           24817            12575            16399
12/31/99            17420           26279            12514            17329
 1/31/00            16823           24960            12473            16932
 2/29/00            17150           24487            12624            17652
 3/31/00            17815           26882            12791            18096
 4/30/00            17353           26073            12754            17519
 5/31/00            17037           25539            12747            17139
 6/30/00            17601           26169            13012            17803
 7/31/00            17364           25761            13131            17614
 8/31/00            18085           27361            13321            18390
 9/30/00            17612           25917            13405            17972
10/31/00            17499           25808            13493            17694
11/30/00            16812           23774            13715            16887
12/31/00            17241           23891            13970            17421
 1/31/01            17569           24739            14198            17777
 2/28/01            16713           22483            14321            16924
 3/31/01            16162           21057            14393            16235
 4/30/01            16877           22693            14332            16991
 5/31/01            16936           22845            14418            17058
 6/30/01            16842           22290            14473            16915
 7/31/01            16748           22072            14797            16779
 8/31/01            16350           20690            14967            16362
 9/30/01            15447           19018            15141            15359
10/31/01            15798           19382            15457


All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1 Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 The Balanced Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 30% large-cap stocks, 15% small-caps stocks,15% foreign stocks, 35% bonds and 5% cash. As of 10/31/01, the total number of funds in the Large-Cap, Small-Cap, Foreign and Intermediate-Term Bond Fund categories for the one- and five-year periods was 2,911, 909, 774, 579 and 2,087, 406, 367, 365, respectively.
     Performance includes changes in price and reinvestment of dividends and capital gains.

BALANCED PORTFOLIO

PORTFOLIO FACTS


TOP TEN HOLDINGS 1 as of 10/31/01

 (1) SCHWAB TOTAL BOND MARKET INDEX FUND          35.6%
 (2) SCHWAB S&P 500 FUND-SELECT SHARES            17.0%
 (3) SCHWAB SMALL-CAP INDEX FUND(R)-
       SELECT SHARES                              15.0%
 (4) SCHWAB INTERNATIONAL INDEX FUND(R)-
       SELECT SHARES                              14.8%
 (5) SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
       INVESTOR SHARES                             4.9%
 (6) GENERAL ELECTRIC CO.                          0.5%
 (7) MICROSOFT CORP.                               0.4%
 (8) EXXON MOBIL CORP.                             0.4%
 (9) PFIZER, INC.                                  0.3%
(10) CITIGROUP, INC.                               0.3%
-------------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS              89.2%


STATISTICS as of 10/31/01

                                                      PEER GROUP
                                   PORTFOLIO           AVERAGE 2
----------------------------------------------------------------
Number of Holdings                      507                 244
----------------------------------------------------------------
Median Market Cap ($ Mil)           $35,005             $34,239
----------------------------------------------------------------
Price/Earnings (P/E) Ratio             24.2                26.3
----------------------------------------------------------------
Price/Book (P/B) Ratio                  4.4                 4.6
----------------------------------------------------------------
12-Month Yield                         3.63%               2.85%
----------------------------------------------------------------
Portfolio Turnover Rate                  21%                103%
----------------------------------------------------------------
Three-Year Beta                        0.55                0.49
----------------------------------------------------------------


EXPENSE RATIO as of 10/31/01


[BAR CHART]

Portfolio          Peer Group Average
---------          ------------------
  0.5% 3                  1.28% 2


PORTFOLIO WEIGHTINGS as of 10/31/01

This shows the composition by asset class of the fund's portfolio as of the report date.

[PIE CHART]

ASSET MIX

1        35.6%     Bonds
2        29.6%     Large-Cap Stocks
3        15.0%     Small-Cap Stocks
4        14.8%     International Stocks
5         5.0%     Short Term Investments

[PIE CHART]

TARGET MIX

1        35.0%     Bonds
2        30.0%     Large-Cap Stocks
3        15.0%     Small-Cap Stocks
4        15.0%     International Stocks
5         5.0%     Short Term Investments


1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 827 funds in the Domestic Hybrid Fund category.

3 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                   11/1/00-      11/1/99-      11/1/98-      11/1/97-      11/1/96-
                                                   10/31/01      10/31/00      10/31/99      10/31/98      10/31/97
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period               15.53         14.85         13.39         12.82         11.05
                                                     --------------------------------------------------------------
Income or loss from investment operations:
  Net investment income                               0.45          0.36          0.29          0.25          0.22
  Net realized and unrealized gains or losses        (1.92)         0.69          1.57          0.86          1.78
                                                     --------------------------------------------------------------
  Total income or loss from investment
   operations                                        (1.47)         1.05          1.86          1.11          2.00
Less distributions:
  Dividends from net investment income               (0.49)        (0.28)        (0.33)        (0.23)        (0.23)
  Distributions from net realized gains              (0.10)        (0.09)        (0.07)        (0.31)           --
                                                     --------------------------------------------------------------
  Total distributions                                (0.59)        (0.37)        (0.40)        (0.54)        (0.23)
                                                     --------------------------------------------------------------
Net asset value at end of period                     13.47         15.53         14.85         13.39         12.82
                                                     ==============================================================
Total return (%)                                     (9.72)         7.11         14.18          9.02         18.43

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets 2                                 0.50          0.56 1        0.58          0.59          0.78
Expense reductions reflected in above ratio           0.24          0.25          0.33          0.51          0.52
Ratio of net investment income to
 average net assets                                   3.31          2.46          2.25          2.33          2.48
Portfolio turnover rate                                 21            18             7            32           104
Net assets, end of period ($ x 1,000,000)              497           510           403           264           151

1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio.

     The income received by the portfolio from underlying funds is reduced by those expenses.

See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS
As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/00)
 o  Non-income producing security
 *  American Depositary Receipt
 /  Issuer is related to the fund's adviser
 !  Security is valued at fair value (see Accounting Policies)

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 82.4%         OTHER INVESTMENT COMPANIES
               Market Value: $409,204
               Cost: $421,061

 12.6%         COMMON STOCK
               Market Value: $62,707
               Cost: $46,985

  5.0%         SHORT TERM INVESTMENTS
               Market Value: $24,739
               Cost: $24,739

-----------------------------------------

100.0%         TOTAL INVESTMENTS
               Market Value: $496,650
               Cost: $492,785


COMMON STOCK  12.6% of investments

                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      AEROSPACE / DEFENSE  0.2%
      -------------------------------------------------------------
      Boeing Co.  5,784                                         189
      Crane Co.  200                                              4
      General Dynamics Corp.  1,300                             106
      Goodrich Corp.  700                                        15
      Lockheed Martin Corp.  2,600                              127
      Northrop Grumman Corp.  500                                50
      Raytheon Co.  2,300                                        74
  +   Rockwell Collins, Inc.  1,200                              16
      Rockwell International Corp.  1,200                        17
      Textron, Inc.  1,000                                       32
      United Technologies Corp.  3,200                          172
                                                              -----
                                                                802
      AIR TRANSPORTATION  0.0%
      -------------------------------------------------------------
  o   AMR Corp.  1,000                                           18
      Delta Air Lines, Inc.  900                                 21
  o   FedEx Corp.  1,960                                         81
      Southwest Airlines Co.  4,537                              72
  o   U.S. Airways Group, Inc.  400                               2
                                                              -----
                                                                194
      ALCOHOLIC BEVERAGES  0.1%
      -------------------------------------------------------------
      Adolph Coors Co., Class B  200                             10
      Anheuser-Busch Cos., Inc.  5,800                          242
      Brown-Forman Corp., Class B  500                           30
                                                              -----
                                                                282
      APPAREL  0.0%
      -------------------------------------------------------------
      Liz Claiborne, Inc.  400                                   18
      Nike, Inc., Class B  1,700                                 84
  o   Reebok International Ltd.  300                              6
      VF Corp.  800                                              27
                                                              -----
                                                                135
      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  0.1%
      -------------------------------------------------------------
      Cooper Tire & Rubber Co.  400                               5
      Cummins, Inc.  300                                          9
      Dana Corp.  1,085                                          12
      Danaher Corp.  900                                         50
      Delphi Automotive Systems Corp.  3,884                     45
      Eaton Corp.  500                                           33
      Ford Motor Co.  12,185                                    196
      General Motors Corp.  3,450                               143
      Genuine Parts Co.  1,150                                   37
      Goodyear Tire & Rubber Co.  1,000                          19
      Harley-Davidson, Inc.  2,000                               91
  o   Navistar International Corp.  400                          12
      TRW, Inc.  800                                             27
      Visteon Corp.  1,047                                       12
                                                              -----
                                                                691

See the Financial Notes, which are integral to this information.

                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      BANKS  0.8%
      -------------------------------------------------------------
      AmSouth Bancorp.  2,600                                    45
      Bank of America Corp.  10,480                             618
      Bank of New York Co., Inc.  4,900                         167
      Bank One Corp.  7,557                                     251
      BB&T Corp.  2,600                                          83
      Comerica, Inc.  1,000                                      46
      Fifth Third Bancorp.  3,658                               206
      FleetBoston Financial Corp.  7,278                        239
      Golden West Financial Corp.  1,100                         53
      Huntington Bancshares, Inc.  1,597                         25
      J.P. Morgan Chase & Co.  12,766                           451
      KeyCorp., Inc.  2,600                                      55
      Mellon Financial Corp.  3,100                             104
      National City Corp.  4,100                                108
      Northern Trust Corp.  1,400                                71
      PNC Financial Services Group, Inc.  1,900                 104
      Providian Financial Corp.  1,900                            7
      Regions Financial Corp.  1,400                             38
      SouthTrust Corp.  2,200                                    50
      State Street Corp.  2,200                                 100
      SunTrust Banks, Inc.  1,900                               114
      Synovus Financial Corp.  1,900                             44
      U.S. Bancorp.  12,554                                     223
      Union Planters Corp.  900                                  36
      Wachovia Corp.  9,336                                     267
 !o   Wachovia Corp. -- Contra Shares  1,400                      1
      Wells Fargo & Co.  11,135                                 440
  +   Zions Bancorp.  600                                        29
                                                              -----
                                                              3,975
      BUSINESS MACHINES & SOFTWARE  1.2%
      -------------------------------------------------------------
      Adobe Systems, Inc.  1,600                                 42
  o   Apple Computer, Inc.  2,200                                39
      Autodesk, Inc.  400                                        13
  o   BMC Software, Inc.  1,600                                  24
  o   Cisco Systems, Inc.  47,000                               795
      Compaq Computer Corp.  11,264                              99
  o   Compuware Corp.  2,400                                     25
  o   Comverse Technology, Inc.  1,000                           19
  o   Dell Computer Corp.  16,900                               405
      EMC Corp.  14,162                                         174
  o   Gateway, Inc.  2,100                                       12
      Hewlett-Packard Co.  13,200                               222
      International Business Machines
      Corp.  11,300                                           1,221
  o   Lexmark International, Inc., Class  800                    36
o(7)  Microsoft Corp.  34,800                                 2,024
  o   NCR Corp.  600                                             21
  o   Network Appliance, Inc.  2,000                             27
  o   Novell, Inc.  2,200                                         8
  o   Novellus Systems, Inc.  600                                20
  o   Oracle Corp.  36,600                                      496
      Pitney Bowes, Inc.  1,800                                  66
  o   Sun Microsystems, Inc.  20,800                            211
  o   Unisys Corp.  2,100                                        19
      Xerox Corp.  4,200                                         29
                                                              -----
                                                              6,047
      BUSINESS SERVICES  0.5%
      -------------------------------------------------------------
  o   Allied Waste Industries, Inc.  1,300                       13
      Automatic Data Processing, Inc.  4,200                    217
  o   Cendant Corp.  4,915                                       64
  +   Cintas Corp.  1,102                                        45
  o   Citrix Systems, Inc.  1,200                                28
      Computer Associates
      International, Inc.  3,825                                118
  o   Computer Sciences Corp.  1,090                             39
 o+   Concord EFS, Inc.  2,800                                   77
  o   Convergys Corp.  869                                       24
      Deluxe Corp.  500                                          18
      Electronic Data Systems Corp.  3,100                      200
      Equifax, Inc.  900                                         20
      First Data Corp.  2,600                                   176
 o+   Fiserv, Inc.  1,200                                        45
      H&R Block, Inc.  1,200                                     41
      IMS Health, Inc.  2,000                                    43
      Interpublic Group of Cos., Inc.  1,900                     43
 o+   Intuit, Inc.  1,327                                        53
  o   Mercury Interactive Corp.  500                             12
      National Service Industries, Inc.  100                      2
      Omnicom Group, Inc.  1,200                                 92
  o   Parametric Technology Corp.  1,800                         13
      Paychex, Inc.  2,475                                       79
  o   PeopleSoft, Inc.  1,900                                    57
 o+   Qlogic Corp.  585                                          23
 o+   Robert Half International, Inc.  1,200                     25

See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
  o   Sapient Corp.  800                                          3
  o   Siebel Systems, Inc.  2,600                                42
      Stilwell Financial, Inc.  1,400                            28
 o+   TMP Worldwide, Inc.  666                                   20
      Tyco International Ltd.  12,549                           617
  o   Veritas Software Corp.  2,600                              74
      Waste Management, Inc.  4,112                             101
  o   Yahoo!, Inc.  3,600                                        39
                                                              -----
                                                              2,491
      CHEMICAL  0.2%
      -------------------------------------------------------------
      Air Products & Chemicals, Inc.  1,500                      60
      Dow Chemical Co.  5,649                                   188
      E.I. du Pont de Nemours & Co.  6,884                      275
      Eastman Chemical Co.  600                                  21
      Ecolab, Inc.  1,000                                        35
      Great Lakes Chemical Corp.  400                             8
  o   Hercules, Inc.  700                                         5
      PPG Industries, Inc.  1,200                                59
      Praxair, Inc.  1,000                                       47
      Rohm & Haas Co.  1,421                                     46
      Sherwin-Williams Co.  1,100                                27
      Sigma-Aldrich Corp.  700                                   26
                                                              -----
                                                                797
      CONSTRUCTION  0.0%
      -------------------------------------------------------------
      Centex Corp.  400                                          15
  +   Fluor Corp.  500                                           19
      KB Home Corp.  300                                          9
      Masco Corp.  3,000                                         59
  o   McDermott International, Inc.  400                          4
      Pulte Homes, Inc.  200                                      7
      The Stanley Works  600                                     23
      Vulcan Materials Co.  700                                  29
                                                              -----
                                                                165
      CONSUMER: DURABLE  0.0%
      -------------------------------------------------------------
      Black & Decker Corp.  600                                  20
      Leggett & Platt, Inc.  1,300                               28
      Maytag Corp.  600                                          17
      Whirlpool Corp.  500                                       30
                                                              -----
                                                                 95
      CONSUMER: NONDURABLE  0.1%
      -------------------------------------------------------------
      American Greetings Corp., Class A  400                      6
      Darden Restaurants, Inc.  900                              29
      Fortune Brands, Inc.  1,000                                37
      Hasbro, Inc.  1,275                                        21
 o+   International Game Technology  500                         26
  o   Mattel, Inc.  2,825                                        53
      McDonald's Corp.  8,600                                   224
      Newell Rubbermaid, Inc.  1,872                             52
  o   Starbucks Corp.  2,440                                     42
  o   Tricon Global Restaurants, Inc.  1,030                     52
      Tupperware Corp.  200                                       4
      Wendy's International, Inc.  800                           21
                                                              -----
                                                                567
      CONTAINERS  0.0%
      -------------------------------------------------------------
      Ball Corp.  100                                             6
      Bemis Co., Inc.  300                                       13
  o   Pactiv Corp.  1,000                                        16
  o   Sealed Air Corp.  621                                      25
                                                              -----
                                                                 60
      ELECTRONICS  0.7%
      -------------------------------------------------------------
  o   ADC Telecommunications, Inc.  5,000                        23
  o   Advanced Micro Devices, Inc.  2,040                        20
  o   Agilent Technologies, Inc.  2,917                          65
  o   Altera Corp.  2,546                                        51
  o   American Power Conversion Corp.  1,175                     15
  o   Analog Devices, Inc.  2,300                                87
  o   Andrew Corp.  325                                           6
      Applied Biosystems Group --
      Applera Corp.  1,400                                       41
  o   Applied Materials, Inc.  5,200                            177
  o   Broadcom Corp., Class A  1,500                             52
  o+  CIENA Corp.  2,100                                         34
  o   Conexant Systems, Inc.  1,300                              13
      Intel Corp.  43,800                                     1,070
      ITT Industries, Inc.  600                                  29
  o   JDS Uniphase Corp.  8,464                                  68
  o   KLA-Tencor Corp.  1,200                                    49
      Linear Technology Corp.  2,000                             78
  o   LSI Logic Corp.  2,000                                     34

See the Financial Notes, which are integral to this information.

                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      Lucent Technologies, Inc.  21,305                         143
  o   Maxim Integrated Products, Inc.  1,800                     82
  o   Micron Technology, Inc.  3,600                             82
      Molex, Inc.  1,250                                         36
      Moody's Corp.  1,000                                       35
      Motorola, Inc.  14,070                                    230
  o   National Semiconductor Corp.  1,100                        29
      PerkinElmer, Inc.  600                                     16
  o   Power-One, Inc.  240                                        2
  o   Qualcomm, Inc.  4,800                                     236
  o   Sanmina Corp.  2,000                                       30
      Scientific-Atlanta, Inc.  1,000                            21
  o   Solectron Corp.  3,800                                     47
  +   Symbol Technologies, Inc.  1,284                           17
  o   Tektronix, Inc.  500                                       10
  o   Tellabs, Inc.  2,700                                       37
  o   Teradyne, Inc.  1,100                                      25
      Texas Instruments, Inc.  11,300                           316
  o   Thermo Electron Corp.  900                                 19
      Thomas & Betts Corp.  381                                   7
 o+   Univision Communications, Inc.,
      Class A  1,348                                             34
 o+   Vitesse Semiconductor Corp.  1,171                         11
  o   Xilinx, Inc.  2,100                                        64
                                                              -----
                                                              3,441
      ENERGY: RAW MATERIALS  0.1%
      -------------------------------------------------------------
      Anadarko Petroleum Corp.  1,510                            86
      Apache Corp.  800                                          41
      Baker Hughes, Inc.  2,250                                  81
      Burlington Resources, Inc.  1,410                          53
      Devon Energy Corp.  800                                    31
  +   EOG Resources, Inc.  759                                   27
      Halliburton Co.  2,974                                     73
  o   Nabors Industries, Inc.  1,000                             31
 o+   Noble Drilling Corp.  900                                  28
      Occidental Petroleum Corp.  2,400                          61
  o   Rowan Cos., Inc.  600                                      10
      Schlumberger Ltd.  3,600                                  174
                                                              -----
                                                                696
      FOOD & AGRICULTURE  0.5%
      -------------------------------------------------------------
      Archer-Daniels-Midland Co.  4,446                          62
      Campbell Soup Co.  2,800                                   79
      Coca-Cola Co.  16,200                                     776
      Coca-Cola Enterprises, Inc.  2,700                         50
      ConAgra Foods, Inc.  3,300                                 76
      General Mills, Inc.  1,992                                 91
      H.J. Heinz Co.  2,300                                      98
      Hershey Foods Corp.  1,000                                 64
      Kellogg Co.  2,700                                         82
  +   The Pepsi Bottling Group, Inc.  913                        42
      PepsiCo, Inc.  11,370                                     554
      Ralston Purina Co.  2,100                                  69
      Sara Lee Corp.  5,100                                     114
      Supervalu, Inc.  900                                       19
      Sysco Corp.  4,400                                        106
  *   Unilever NV  3,839                                        200
      Wm. Wrigley Jr. Co.  1,600                                 80
                                                              -----
                                                              2,562
      GOLD  0.0%
      -------------------------------------------------------------
      Barrick Gold Corp.  2,600                                  41
      Homestake Mining Co.  1,700                                14
      Newmont Mining Corp.  1,129                                26
      Placer Dome, Inc.  2,200                                   25
                                                              -----
                                                                106
      HEALTHCARE / DRUGS & MEDICINE  1.9%
      -------------------------------------------------------------
      Abbott Laboratories  10,200                               540
      Allergan, Inc.  900                                        65
      American Home Products Corp.  8,500                       475
  o   AmerisourceBergen Corp.  700                               44
  o   Amgen, Inc.  6,800                                        386
      Bausch & Lomb, Inc.  400                                   13
      Baxter International, Inc.  3,800                         184
      Becton, Dickinson & Co.    1,800                           64
  o   Biogen, Inc.  1,000                                        55
      Biomet, Inc.  1,575                                        48
  o   Boston Scientific Corp.  2,774                             63
      Bristol-Myers Squibb Co.  12,800                          684
      C.R. Bard, Inc.  300                                       16
      Cardinal Health, Inc.  2,775                              186

See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
 o+   Chiron Corp.  1,200                                        65
      Eli Lilly & Co.  7,400                                    566
 o+   Forest Laboratories, Inc., Class A  1,200                  89
  o   Guidant Corp.  2,000                                       83
      HCA, INC.  3,700                                          147
  o   HealthSouth Corp.  2,776                                   36
  o   Humana, Inc.  800                                           9
 o+   Immunex Corp.  3,500                                       84
      Johnson & Johnson  19,572                               1,133
  o   King Pharmaceuticals, Inc.  1,388                          54
  o   Manor Care, Inc.  500                                      12
      McKesson Corp.  1,773                                      66
  o   Medimmune, Inc.  1,400                                     55
      Medtronic, Inc.  7,800                                    314
      Merck & Co., Inc.  15,000                                 957
 (9)  Pfizer, Inc.  41,075                                    1,721
      Pharmacia Corp.  8,365                                    339
  o   Quintiles Transnational Corp.  800                         13
      Schering-Plough Corp.  9,500                              353
  o   St. Jude Medical, Inc.  430                                31
  +   Stryker Corp.  1,273                                       72
  o   Tenet Healthcare Corp.  2,100                             121
      UnitedHealth Group, Inc.  2,200                           145
  o   Watson Pharmaceuticals, Inc.  600                          29
  o   Wellpoint Health Networks, Inc.  500                       56
  o   Zimmer Holdings, Inc.  1,200                               37
                                                              -----
                                                              9,410
      HOUSEHOLD PRODUCTS  0.3%
      -------------------------------------------------------------
      Alberto-Culver Co., Class B  400                           17
      Avon Products, Inc.  1,500                                 70
      Clorox Co.  1,600                                          57
      Colgate-Palmolive Co.  3,900                              224
      Gillette Co.  6,700                                       208
      International Flavors &
      Fragrances, Inc.  800                                      23
      Procter & Gamble Co.  8,500                               627
                                                              -----
                                                              1,226
      INSURANCE  0.6%
      -------------------------------------------------------------
 o+   Aetna, Inc.  834                                           23
      AFLAC, Inc.  3,600                                         88
      Allstate Corp.  4,700                                     147
  +   AMBAC Financial Group, Inc.  684                           33
      American International
      Group, Inc.  17,142                                     1,347
      AON Corp.  1,725                                           66
      Chubb Corp.  1,100                                         75
      CIGNA Corp.  1,000                                         73
      Cincinnati Financial Corp.  1,200                          45
      Conseco, Inc.  2,171                                        6
      Hartford Financial Services
      Group, Inc.  1,400                                         76
      Jefferson-Pilot Corp.  1,050                               43
  +   John Hancock Financial Services  2,004                     68
      Lincoln National Corp.  1,300                              55
      Loews Corp.  1,400                                         71
      Marsh & McLennan Cos., Inc.  1,800                        174
      MBIA, Inc.  1,050                                          48
  +   Metlife, Inc.  4,986                                      134
      MGIC Investment Corp.  700                                 36
      Progressive Corp.  500                                     69
      SAFECO Corp.  800                                          25
      St. Paul Cos., Inc.  1,424                                 65
      Torchmark Corp.  800                                       30
      UnumProvident Corp.  1,657                                 37
  +   XL Capital Ltd., Class A  800                              69
                                                              -----
                                                              2,903
      MEDIA  0.5%
      -------------------------------------------------------------
  o   AOL Time Warner, Inc.  28,750                             897
  o   Clear Channel Communications, Inc.  3,780                 144
  o   Comcast Corp., Special Class A  6,100                     219
      Dow Jones & Co., Inc.  600                                 27
      Gannett Co., Inc.  1,700                                  107
      Knight-Ridder, Inc.  600                                   34
      McGraw-Hill Cos., Inc.  1,400                              74
      Meredith Corp.  300                                        10
      New York Times Co., Class A  1,100                         45
      R.R. Donnelley & Sons Co.  800                             20
      Tribune Co.  1,900                                         57
  o   Viacom, Inc., Class B  11,418                             417
      The Walt Disney Co.  13,717                               255
                                                              -----
                                                              2,306

See the Financial Notes, which are integral to this information.

                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)

      MISCELLANEOUS  0.0%
      -------------------------------------------------------------
  o   Palm, Inc.  3,411                                           8
  o   Sabre Holdings Corp.  922                                  24
                                                              -----
                                                                 32
      MISCELLANEOUS FINANCE  0.9%
      -------------------------------------------------------------
      American Express Co.  8,700                               256
      Bear Stearns Cos., Inc.  802                               43
      Capital One Financial Corp.  1,300                         54
  /   Charles Schwab Corp.  8,783                               113
      Charter One Financial, Inc.  1,543                         42
(10)  Citigroup, Inc.  32,976                                 1,501
      Countrywide Credit Industries, Inc.  800                   32
      Fannie Mae  6,500                                         526
      Franklin Resources, Inc.  1,700                            55
      Freddie Mac  4,700                                        319
      Household International, Inc.  3,033                      159
      Lehman Brothers Holdings, Inc.  1,600                     100
      MBNA Corp.  5,212                                         144
      Merrill Lynch & Co., Inc.  5,200                          227
      Morgan Stanley Dean Witter & Co.  7,310                   358
      T. Rowe Price Group, Inc.  800                             22
      USA Education, Inc.  1,000                                 82
      Washington Mutual, Inc.  5,274                            159
                                                              -----
                                                              4,192
      NON-FERROUS METALS  0.1%
      -------------------------------------------------------------
      Alcan, Inc.  2,209                                         67
      Alcoa, Inc.  5,648                                        182
      Engelhard Corp.  800                                       21
  o   Freeport-McMoran Copper &
      Gold, Inc., Class B  1,100                                 12
      Inco Ltd.  1,300                                           18
      Phelps Dodge Corp.  540                                    16
                                                              -----
                                                                316
      OIL: DOMESTIC  0.1%
      -------------------------------------------------------------
      Amerada Hess Corp.  600                                    35
      Ashland, Inc.  500                                         20
      Conoco, Inc., Class B  3,900                              100
      Kerr-McGee Corp.  621                                      36
      Phillips Petroleum Co.  2,500                             136
      Sunoco, Inc.  600                                          22
      Transocean Sedco Forex, Inc.  2,016                        61
      Unocal Corp.  1,600                                        52
      USX-Marathon Group, Inc.  2,100                            58
                                                              -----
                                                                520
      OIL: INTERNATIONAL  0.6%
      -------------------------------------------------------------
      ChevronTexaco Corp.  7,095                                628
 (8)  Exxon Mobil Corp.  45,320                               1,788
  *   Royal Dutch Petroleum Co.  14,000                         707
                                                              -----
                                                              3,123
      OPTICAL & PHOTO  0.0%
      -------------------------------------------------------------
      Eastman Kodak Co.  2,000                                   51

      PAPER & FOREST PRODUCTS  0.1%
      -------------------------------------------------------------
      Boise Cascade Corp.  400                                   11
      Georgia-Pacific Group  1,496                               42
      International Paper Co.  3,166                            113
      Kimberly-Clark Corp.  3,580                               199
      Louisiana-Pacific Corp.  700                                5
      Mead Corp.  600                                            16
      Temple-Inland, Inc.  400                                   20
      Westvaco Corp.  700                                        17
      Weyerhaeuser Co.  1,600                                    80
      Willamette Industries, Inc.  700                           33
                                                              -----
                                                                536
      PRODUCER GOODS & MANUFACTURING  0.7%
      -------------------------------------------------------------
 o+   Applied Micro Circuits Corp.  1,928                        21
      Avery Dennison Corp.  700                                  32
      Caterpillar, Inc.  2,300                                  103
      Cooper Industries, Inc.  600                               23
      Corning, Inc.  6,000                                       48
      Deere & Co.  1,500                                         55
      Dover Corp.  1,400                                         46
      Emerson Electric Co.  2,800                               137
  o   FMC Corp.  200                                              9
 (6)  General Electric Co.  64,700                            2,356
      Honeywell International, Inc.  5,300                      157
      Illinois Tool Works, Inc.  2,000                          114
      Ingersoll-Rand Co.  1,100                                  41
 o+   Jabil Circuit, Inc.  941                                   20
      Johnson Controls, Inc.  500                                36
      Millipore Corp.  200                                       10

See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001


                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      Minnesota Mining &
      Manufacturing Co.  2,600                                  271
      Pall Corp.  800                                            16
      Parker-Hannifin Corp.  700                                 25
 o+   PMC Sierra, Inc.  1,100                                    18
      Snap-On, Inc.  350                                          9
      W.W. Grainger, Inc.  600                                   26
                                                              -----
                                                              3,573
      RAILROAD & SHIPPING  0.1%
      -------------------------------------------------------------
      Burlington Northern Santa Fe Corp.  2,900                  78
      CSX Corp.  1,500                                           51
      Norfolk Southern Corp.  2,500                              42
      Union Pacific Corp.  1,700                                 88
                                                              -----
                                                                259
      REAL PROPERTY  0.0%
      -------------------------------------------------------------
  +   Equity Office Properties Trust  2,600                      74

      RETAIL  0.8%
      -------------------------------------------------------------
      Albertson's, Inc.  2,671                                   85
  o   AutoZone, Inc.  1,000                                      59
  o   Bed, Bath & Beyond, Inc.  1,800                            45
  o   Best Buy Co., Inc.  1,400                                  77
  o   Big Lots, Inc.  700                                         5
      Circuit City Stores-Circuit City
      Group  1,400                                               19
  o   Costco Wholesale Corp.  3,000                             113
      CVS Corp.  2,600                                           62
      Dillards, Inc., Class A  700                                9
      Dollar General Corp.  2,202                                31
  +   Family Dollar Stores, Inc.  1,100                          32
  o   Federated Department Stores, Inc.  1,400                   45
      The Gap, Inc.  5,662                                       74
      Home Depot, Inc.  15,100                                  577
      J.C. Penney Co., Inc.  1,700                               37
  o   K Mart Corp.  3,300                                        20
  o   Kohl's Corp.  2,200                                       122
  o   Kroger Co.  5,300                                         130
      Limited, Inc.  2,688                                       30
      Lowe's Cos., Inc.  5,000                                  171
      May Department Stores Co.  2,100                           66
      Nordstrom, Inc.  900                                       13
  o   Office Depot, Inc.  2,500                                  34
      RadioShack Corp.  1,300                                    33
  o   Safeway, Inc.  3,300                                      137
      Sears, Roebuck & Co.  2,400                                93
  o   Staples, Inc.  3,050                                       44
      Target Corp.  5,800                                       181
      Tiffany & Co., Inc.  950                                   22
      TJX Cos., Inc.  2,100                                      71
  o   Toys `R' Us, Inc.  1,200                                   23
      Wal-Mart Stores, Inc.  29,100                           1,496
      Walgreen Co.  6,600                                       214
      Winn-Dixie Stores, Inc.  1,200                             13
                                                              -----
                                                              4,183
      STEEL  0.0%
      -------------------------------------------------------------
      Allegheny Technologies, Inc.  492                           7
      Nucor Corp.  600                                           25
      USX-U.S. Steel Group, Inc.  500                             7
      Worthington Industries, Inc.  300                           4
                                                              -----
                                                                 43
      TELEPHONE  0.8%
      -------------------------------------------------------------
      Alltel Corp.  2,100                                       120
      AT&T Corp.  22,142                                        338
  o   AT&T Wireless Services, Inc.  16,425                      237
  o   Avaya, Inc.  1,775                                         16
      BellSouth Corp.  12,200                                   451
      CenturyTel, Inc.  900                                      28
 o+   Citizens Communications Co.  1,732                         15
  o   Nextel Communications, Inc.,
      Class A  4,800                                             38
      Nortel Networks Corp.  20,457                             119
  o   Qwest Communications
      International, Inc.  10,622                               138
      SBC Communications, Inc.  22,088                          842
      Sprint Corp. (FON Group)  5,800                           116
  o   Sprint Corp. (PCS Group)  5,900                           132
      Verizon Communications, Inc.  17,836                      888
  o   WorldCom, Inc. -- WorldCom
      Group  18,819                                             253
                                                              -----
                                                              3,731
      TOBACCO  0.2%
      -------------------------------------------------------------
      Philip Morris Cos., Inc.  14,500                          679
      UST, Inc.  1,100                                           37
                                                              -----
                                                                716

See the Financial Notes, which are integral to this information.

                                                         MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      TRAVEL & RECREATION  0.0%
      -------------------------------------------------------------
      Brunswick Corp.  600                                       11
      Carnival Corp.  4,100                                      89
  o   Harrah's Entertainment, Inc.  900                          26
      Hilton Hotels Corp.  2,500                                 21
      Marriott International, Inc.,
      Class A  1,500                                             47
  +   Starwood Hotels & Resorts
      Worldwide, Inc.  1,200                                     26
                                                            -------
                                                                220
      TRUCKING & FREIGHT  0.0%
      -------------------------------------------------------------
      Paccar, Inc.  600                                          32
      Ryder Systems, Inc.  400                                    7
                                                            -------
                                                                 39
      UTILITIES: ELECTRIC & GAS  0.4%
      -------------------------------------------------------------
  o   AES Corp.  3,200                                           44
  +   Allegheny Energy, Inc.  720                                26
      Ameren Corp.  900                                          36
      American Electric Power Co., Inc.  2,080                   87
 o+   Calpine Corp.  1,800                                       45
      Cinergy Corp.  1,000                                       30
      CMS Energy Corp.  700                                      15
      Consolidated Edison, Inc.  1,500                           59
      Constellation Energy Group, Inc.  1,000                    22
      Dominion Resources, Inc.  1,467                            90
      DTE Energy Co.  1,000                                      42
      Duke Energy Corp.  4,852                                  186
      Dynegy, Inc., Class A  2,100                               75
      Edison International  2,200                                31
      El Paso Corp.  3,222                                      158
      Enron Corp.  4,700                                         65
      Entergy Corp.  1,500                                       58
      Exelon Corp.  2,162                                        91
      FirstEnergy Corp.  1,500                                   52
      FPL Group, Inc.  1,300                                     69
      GPU, Inc.  800                                             32
      KeySpan Corp.  900                                         30
  +   Kinder Morgan, Inc.  745                                   37
 o+   Mirant Corp.  1,789                                        47
  o   Niagara Mohawk Holdings, Inc.  1,200                       22
      NICOR, Inc.  300                                           12
      NiSource, Inc.  1,351                                      32
      Peoples Energy Corp.  200                                   8
      PG&E Corp.  2,400                                          43
      Pinnacle West Capital Corp.  600                           25
      PPL Corp.  1,000                                           34
      Progress Energy, Inc.  1,293                               55
      Public Service Enterprise Group,
      Inc.  1,500                                                59
      Reliant Energy, Inc.  1,924                                54
      Sempra Energy  1,360                                       32
      Southern Co.  4,500                                       108
  +   Teco Energy, Inc.  900                                     23
      TXU Corp.  1,622                                           74
      Williams Cos., Inc.  2,800                                 81
      XCEL Energy, Inc.  2,085                                   59
                                                            -------
                                                              2,148
      OTHER INVESTMENT COMPANIES
      82.4% of investments
      -------------------------------------------------------------
/(4)  Schwab International Index Fund(R),
      Select Shares  6,003,559                               73,424
/(2)  Schwab S&P 500 Fund, Select
      Shares  5,103,205                                      84,203
/(3)  Schwab Small-Cap Index Fund(R),
      Select Shares  4,662,541                               74,601
/(1)  Schwab Total Bond Market Index
      Fund  16,967,990                                      176,976
                                                            -------
                                                            409,204
      SHORT TERM INVESTMENTS
      5.0% of investments
      -------------------------------------------------------------
/(5)  Schwab Value Advantage Money Fund(R),
      Investor Shares  24,168,200                            24,168

      SECURITY                             FACE VALUE
         RATE, MATURITY DATE               ($ x 1,000)
      Wells Fargo Bank, Nassau,
      Time Deposit
         2.050%, 11/1/01                          571           571
                                                            -------
                                                             24,739

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------
Investments, at market value                               $496,650 a
Receivables:
  Fund shares sold                                              354
  Dividends                                                     248
  Dividend tax reclaim                                            4
Prepaid expenses                                        +        20
                                                        -----------
TOTAL ASSETS                                                497,276

LIABILITIES
-------------------------------------------------------------------
Payables:
  Fund shares redeemed                                          230
  Investment adviser and administrator fees                      20
  Transfer agent and shareholder service fees                    14
Accrued expenses                                        +        67
                                                        -----------
TOTAL LIABILITIES                                               331

NET ASSETS
-------------------------------------------------------------------
TOTAL ASSETS                                                497,276
TOTAL LIABILITIES                                       -       331
                                                        -----------
NET ASSETS                                                 $496,945

Net Assets by source
Capital received from investors                             487,254
Net investment income not yet distributed                     8,283
Net realized capital losses                                  (2,457)
Net unrealized capital gains                                  3,865

NET ASSET VALUE (NAV)

               SHARES
NET ASSETS  /  OUTSTANDING  =   NAV
$496,945       36,903           $13.47



a The fund paid $492,785 for these securities. Not counting short-term obligations and government securities, the fund paid $162,710 for securities during the report period and received $101,074 from securities it sold or that matured. This includes $1 in transactions with other SchwabFunds.(R)

     Percent of fund shares of other Schwab funds owned as of the end of the report period:

     SCHWAB EQUITY INDEX FUNDS
     S&P 500 Fund                        1.2%
     Small-Cap Index Fund(R)             4.9%
     International Index Fund(R)         6.5%

     SCHWAB BOND INDEX FUNDS
     Total Bond Market Index Fund       18.3%

     SCHWAB MONEY FUNDS
     Value Advantage
       Money Fund(R)                     0.1%


FEDERAL TAX DATA
-------------------------------------------------
COST BASIS OF PORTFOLIO                  $499,848

NET UNREALIZED GAINS AND LOSSES:
Gains                                    $ 40,106
Losses                                +   (43,304)
                                      -----------
                                          ($3,198)

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------
Dividends                                                  $19,500  a
Interest                                                +      119
                                                        ----------
TOTAL INVESTMENT INCOME                                     19,619

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------
Net realized losses on investments sold                     (4,391)
Net realized gains received from underlying funds       +    5,020
                                                        ----------
NET REALIZED GAINS                                             629

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------
Net unrealized losses on investments                       (69,930)

EXPENSES
------------------------------------------------------------------
Investment adviser and administrator fees                    2,255  b
Transfer agent and shareholder service fees                  1,286  c
Trustees' fees                                                  10  d
Custodian fees                                                  44
Portfolio accounting fees                                       70
Professional fees                                               29
Registration fees                                               61
Shareholder reports                                             54
Interest expense                                                 2
Other expenses                                          +       15
                                                        ----------
Total expenses                                               3,826
Expense reduction                                       -    1,252  e
                                                        ----------
NET EXPENSES                                                 2,574

DECREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     19,619
NET EXPENSES                                            -    2,574
                                                        ----------
NET INVESTMENT INCOME                                       17,045
NET REALIZED GAINS                                             629  f
NET UNREALIZED LOSSES                                   +  (69,930) f
                                                        ----------
DECREASE IN NET ASSETS FROM OPERATIONS                    ($52,256)

a    $4 of this was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.44% of the first $500 million and 0.39% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d    For the fund's independent trustees only.

e This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.50% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f    These add up to a net loss on investments of $69,301.


See the Financial Notes, which are integral to this information.

MARKETTRACK BALANCED PORTFOLIO -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                          11/1/00-10/31/01      11/1/99-10/31/00
Net investment income                              $17,045               $11,359
Net realized gains                                     629                 1,450
Net unrealized gains or losses          +          (69,930)               15,852
                                        ----------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                    (52,256)               28,661

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                17,544                 7,749 a
Distributions from net realized gains   +            3,575                 2,431
                                        ----------------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID             $21,119               $10,180

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                               11/1/00-10/31/01             11/1/99-10/31/00
                           QUANTITY          VALUE       QUANTITY          VALUE
Shares sold                  13,196       $190,130         14,416       $223,028
Shares reinvested             1,406         20,399            643          9,811
Shares redeemed          +  (10,553)      (150,429)        (9,356)      (144,371)
                         -------------------------------------------------------
NET INCREASE                  4,049       $ 60,100          5,703       $ 88,468

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                               11/1/00-10/31/01              11/1/99-10/31/00
                             SHARES     NET ASSETS         SHARES     NET ASSETS
Beginning of period          32,854       $510,220         27,151       $403,271
Total increase
   or decrease           +    4,049        (13,275)         5,703        106,949 b
                         -------------------------------------------------------
END OF PERIOD                36,903       $496,945         32,854       $510,220 c

    UNAUDITED
a For corporations, 54% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $8,283 and $8,782 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

SCHWAB

MARKETTRACK CONSERVATIVE PORTFOLIO

[PHOTO OF GERI HOM AND KIMON DAIFOTIS]

     "The portfolio's majority bond weighting helped it fare better than many funds in this turbulent market."

Portfolio Manager
Geri Hom


GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the Schwab MarketTrack Portfolios(R). Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

KIMON DAIFOTIS, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the Schwab MarketTrack Portfolios. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.

TICKER SYMBOL            SWCGX
--------------------------------------------------------------------------------
This portfolio could be appropriate for conservative investors with shorter time horizons.
--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS INCOME AND MORE GROWTH POTENTIAL THAN AN ALL-BOND PORTFOLIO.

MANAGER'S PERSPECTIVE

VOLATILITY AND UNCERTAINTY MADE THIS ONE OF THE MOST TUMULTUOUS YEARS IN RECENT HISTORY. The events of September 11 only heightened concerns about stability and further strained an economy struggling with reduced capital investment, falling corporate earnings, rising unemployment and low consumer confidence. Investors, fearful of a recession, responded by abandoning stocks in favor of more conservative investments.

WHILE THE STOCK MARKETS AT HOME AND ABROAD STEADILY DECLINED DURING THE PERIOD, THE PORTFOLIO'S HOLDINGS IN BONDS CONTRIBUTED POSITIVE RETURNS, WHICH NEARLY OFFSET THE BLEAK PERFORMANCE OF EQUITIES. The portfolio's 55% weighting in the bond market enabled it to be the best performer of the MarketTrack Portfolios, with a -2.4% for the period. The combination of numerous interest rate cuts and increased demand for bonds, as investors sought a safe harbor and stable income, provided the stimulus for a strong performance in the bond market. Realizing the strength of bonds, we slightly exceeded our standard target mix of bonds during the period. With regards to equities, large-cap growth stocks were hit the hardest as stock indexes fell to levels not seen since late 1998.

EVEN THOUGH THE FED CUT SHORT-TERM RATES AGGRESSIVELY, CAUTION REMAINS THE WATCHWORD. As the economy works its way through these trying times, we believe investors will want exposure to various asset classes yet also seek the relative safety of cash and bond investments.The MarketTrack Conservative Portfolio is well positioned to provide investors this combined exposure.

CONSERVATIVE PORTFOLIO

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 10/31/01

This chart compares performance of the portfolio with the S&P 500(R) Index, the Lehman Brothers U.S. Aggregate Bond Index and the Conservative Composite Index.


[BAR GRAPH]

1 YEAR

Portfolio 1                                      -2.39%
S&P 500 Index                                   -24.90%
Lehman Brothers U.S. Aggregate Bond Index        14.56%
Conservative Composite Index 2                   -3.37%

5 YEAR

Portfolio 1                                       7.33%
S&P 500 Index                                    10.04%
Lehman Brothers U.S. Aggregate Bond Index         8.03%
Conservative Composite Index 2                    7.31%

SINCE INCEPTION 11/20/95
Portfolio 1                                       7.54%
S&P 500 Index                                    11.76%
Lehman Brothers U.S. Aggregate Bond Index         7.59%
Conservative Composite Index 2                       -

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the portfolio, compared with a similar investment in the Conservative Composite Index, the S&P 500 Index, and the Lehman Brothers U.S. Aggregate Bond Index.



[LINE CHART]

                 SWHGX        S&P500        LEHMAN       GRW IND 2
11/20/95         10000        10000         10000
11/30/95         10080        10104         10076         10000
12/31/95         10237        10299         10217         10149
 1/31/96         10337        10649         10285         10259
 2/29/96         10297        10748         10106         10241
 3/31/96         10287        10852         10035         10269
 4/30/96         10337        11011          9979         10387
 5/31/96         10378        11294          9959         10471
 6/30/96         10439        11337         10092         10498
 7/31/96         10256        10836         10120         10289
 8/31/96         10337        11064         10102         10420
 9/30/96         10643        11686         10278         10702
10/31/96         10818        12009         10506         10839
11/30/96         11179        12917         10686         11168
12/31/96         11070        12661         10587         11106
 1/31/97         11174        13451         10620         11267
 2/28/97         11184        13557         10646         11261
 3/31/97         10965        13001         10528         11050
 4/30/97         11206        13776         10686         11220
 5/31/97         11604        14614         10787         11619
 6/30/97         11896        15268         10916         11905
 7/31/97         12413        16482         11210         12383
 8/31/97         12160        15559         11115         12167
 9/30/97         12540        16410         11280         12560
10/31/97         12455        15862         11443         12412
11/30/97         12603        16597         11496         12475
12/31/97         12698        16882         11612         12594
 1/31/98         12829        17070         11761         12711
 2/28/98         13189        18300         11751         13070
 3/31/98         13418        19237         11791         13350
 4/30/98         13484        19432         11852         13442
 5/31/98         13431        19097         11965         13385
 6/30/98         13595        19873         12067         13521
 7/31/98         13484        19662         12092         13408
 8/31/98         12774        16823         12289         12633
 9/30/98         13139        17901         12577         12960
10/31/98         13530        19357         12510         13240
11/30/98         13843        20530         12581         13594
12/31/98         14166        21712         12619         13946
 1/31/99         14348        22620         12709         14111
 2/28/99         13950        21916         12486         13728
 3/31/99         14200        22793         12555         13966
 4/30/99         14475        23675         12595         14271
 5/31/99         14269        23116         12484         14109
 6/30/99         14521        24399         12444         14405
 7/31/99         14452        23638         12392         14333
 8/31/99         14395        23520         12386         14263
 9/30/99         14464        22875         12530         14291
10/31/99         14766        24323         12576         14545
11/30/99         14986        24817         12575         14884
12/31/99         15398        26279         12514         15430
 1/31/00         15022        24960         12473         15176
 2/29/00         15269        24487         12624         15657
 3/31/00         15738        26882         12791         15981
 4/30/00         15442        26073         12754         15610
 5/31/00         15229        25539         12747         15371
 6/30/00         15667        26169         13012         15870
 7/31/00         15584        25761         13131         15798
 8/31/00         16085        27361         13321         16330
 9/30/00         15835        25917         13405         16116
10/31/00         15787        25808         13493         15963
11/30/00         15462        23774         13715         15549
12/31/00         15815        23891         13970         15973
 1/31/01         16087        24739         14198         16279
 2/28/01         15594        22483         14321         15804
 3/31/01         15297        21057         14393         15395
 4/30/01         15732        22693         14332         15850
 5/31/01         15807        22845         14418         15922
 6/30/01         15770        22290         14473         15848
 7/31/01         15820        22072         14797         15874
 8/31/01         15632        20690         14967         15662
 9/30/01         15107        19018         15141         15054
10/31/01         15410        19382         15457

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

(1) Portfolio returns reflect expense reductions by the portfolio's investment adviser (CSIM) and Schwab. Without these reductions, the portfolio's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(2) The Conservative Composite Index is composed of Morningstar category averages and cash equivalents as represented by the 90-day T-bill and is calculated using the following portfolio allocations: 20% large-cap stocks, 10% small-cap stocks, 10% foreign stocks, 55% bonds and 5% cash. As of 10/31/01, the total number of funds in the Large-Cap, Small-Cap, Foreign and Intermediate-Term Bond Fund categories for the one- and five-year periods was 2,911, 909, 774, 579 and 2,087, 406,
         367, 365, respectively. Performance includes changes in price and reinvestment of dividends and capital gains.

PORTFOLIO FACTS

TOP TEN HOLDINGS 1 as of 10/31/01

 (1)  SCHWAB TOTAL BOND MARKET INDEX FUND     55.5%
 (2)  SCHWAB S&P 500 FUND-SELECT SHARES       12.7%
 (3)  SCHWAB SMALL CAP INDEX FUND(R)-
      SELECT SHARES                            9.9%
 (4)  SCHWAB INTERNATIONAL INDEX FUND(R)-
      SELECT SHARES                            9.8%
 (5)  SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
      INVESTOR SHARES                          4.9%
 (6)  GENERAL ELECTRIC CO.                     0.3%
 (7)  MICROSOFT CORP.                          0.2%
 (8)  EXXON MOBIL CORP.                        0.2%
 (9)  PFIZER, INC.                             0.2%
(10)  WAL-MART STORES, INC.                    0.2%
---------------------------------------------------
  TOTAL PERCENTAGE OF INVESTMENTS            93.9%


STATISTICS as of 10/31/01
                                        PEER GROUP
                             PORTFOLIO   AVERAGE 2
Number of Holdings               503        244
Median Market Cap ($ Mil)    $37,105    $34,239
Price/Earnings (P/E) Ratio      24.1       26.3
Price/Book (P/B) Ratio           4.4        4.6
12-Month Yield                  4.09%      2.85%
Portfolio Turnover Rate           15%       103%
Three-Year Beta                 0.36       0.49

EXPENSE RATIO as of 10/31/01

[BAR GRAPH]

PORTFOLIO       PEER GROUP AVERAGE
0.5% 3           1.28% 2

PORTFOLIO WEIGHTINGS as of 10/31/01

This shows the composition by asset class of the fund's portfolio as of the report date.

[PIE CHART]

ASSET MIX
--------------------------------------------------------------------------------
1         55.5% Bonds
2         19.8% Large-Cap Stocks
3          9.9% Small-Cap Stocks
4          9.8% International Stocks
5          5.0% Short Term Investments


[PIE CHART]

TARGET MIX IN NEUTRAL MARKETS
--------------------------------------------------------------------------------
1         55.0% Bonds
2         20.0% Large-Cap Stocks
3         10.0% Small-Cap Stocks
4         10.0% International Stocks
5          5.0% Short Term Investments

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 10/31/01, there were 827 funds in the Domestic Hybrid Fund category.

3 Guaranteed by Schwab and the investment adviser through 2/28/02 (excluding interest, taxes and certain non-routine expenses). The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

MARKETTRACK CONSERVATIVE PORTFOLIO -- Financials

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                    11/1/00-    11/1/99-    11/1/98-   11/1/97-    11/1/96-
                                                    10/31/01    10/31/00    10/31/99   10/31/98    10/31/97
 PER-SHARE DATA ($)
 ----------------------------------------------------------------------------------------------------------
 Net asset value at beginning of period               13.12       12.73       12.11     11.71        10.51
                                                      -----------------------------------------------------
 Income or loss from investment operations:
     Net investment income                             0.49        0.47        0.41      0.35         0.35
     Net realized and unrealized gains or losses      (0.80)       0.41        0.68      0.64         1.21
                                                      -----------------------------------------------------
     Total income or loss from investment
      operations                                      (0.31)       0.88        1.09      0.99         1.56
 Less distributions:
     Dividends from net investment income             (0.50)      (0.46)      (0.40)    (0.35)       (0.36)
     Distributions from net realized gains            (0.09)      (0.03)      (0.07)    (0.24)          --
                                                      -----------------------------------------------------
     Total distributions                              (0.59)      (0.49)      (0.47)    (0.59)       (0.36)
                                                      -----------------------------------------------------
 Net asset value at end of period                     12.22       13.12       12.73     12.11        11.71
                                                      =====================================================
 Total return (%)                                     (2.39)       6.92        9.13      8.64        15.12

 RATIOS/SUPPLEMENTAL DATA (%)
 ----------------------------------------------------------------------------------------------------------
 Ratio of net operating expenses to
  average net assets 2                                 0.50        0.56 1      0.57      0.58         0.81
 Expense reductions reflected in above ratio           0.27        0.27        0.35      0.64         0.84
 Ratio of net investment income to
  average net assets                                   3.85        3.58        3.28      3.26         3.40
     Portfolio turnover rate                             15          16           8        58          104
 Net assets, end of period ($ x 1,000,000)              211         194         167       115           41



1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expenses incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of October 31, 2001

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

+   New holding (since 10/31/00)

o   Non-income producing security

*   American Depositary Receipt

/   Issuer is related to the fund's adviser

!   Security is valued at fair value (see Accounting Policies)

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

88.0%  OTHER INVESTMENT COMPANIES
       Market Value: $185,689 ~
       Cost: $184,811

 7.0%  COMMON STOCK
       Market Value: $14,808  ~
       Cost: $12,381

 5.0%  SHORT TERM INVESTMENTS
       Market Value: $10,624  ~
       Cost: $10,624
-------------------------------
100.0% TOTAL INVESTMENTS
       Market Value: $211,121 ~
       Cost: $207,816

    COMMON STOCK  7.0%

                                         MKT. VALUE
    SECURITY AND NUMBER OF SHARES       ($ x 1,000)

    AEROSPACE / DEFENSE  0.1%
    -----------------------------------------------
    Boeing Co.   1,346                           44
    Crane Co.   150                               3
    General Dynamics Corp.   300                 24
    Goodrich Corp.   200                          4
    Lockheed Martin Corp.   600                  29
    Northrop Grumman Corp.   100                 10
    Raytheon Co.   500                           16
+   Rockwell Collins, Inc.   300                  4
    Rockwell International Corp.   300            4
    Textron, Inc.   200                           6
    United Technologies Corp.   700              38
                                            -------
                                                182

    AIR TRANSPORTATION  0.0%
    -----------------------------------------------

o   AMR Corp.   200                               4
    Delta Air Lines, Inc.   200                   5
o   FedEx Corp.   460                            19
    Southwest Airlines Co.   1,218               19
                                            -------
                                                 47

    ALCOHOLIC BEVERAGES  0.0%
    -----------------------------------------------
    Adolph Coors Co., Class B   100               5
    Anheuser-Busch Cos., Inc.   1,400            58
    Brown-Forman Corp., Class B   100             6
                                            -------
                                                 69

    APPAREL  0.0%
    -----------------------------------------------
    Liz Claiborne, Inc.   100                     5
    Nike, Inc., Class B   400                    20
o   Reebok International Ltd.   100               2
    VF Corp.   200                                7
                                            -------
                                                 34

    AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  0.1%
    -----------------------------------------------
    Cooper Tire & Rubber Co.   100                1
    Cummins, Inc.   100                           3
    Dana Corp.   292                              3
    Danaher Corp.   200                          11
    Delphi Automotive Systems Corp.   868        10
    Eaton Corp.   100                             7
    Ford Motor Co.   2,921                       47
    General Motors Corp.   825                   34
    Genuine Parts Co.   250                       8
    Goodyear Tire & Rubber Co.   300              6
    Harley-Davidson, Inc.   400                  18
o   Navistar International Corp.   100            3
    TRW, Inc.   200                               7
    Visteon Corp.   248                           3
                                            -------
                                                161

    BANKS  0.4%
    -----------------------------------------------
    AmSouth Bancorp.   600                       10
    Bank of America Corp.   2,511               148
    Bank of New York Co., Inc.   1,100           37
    Bank One Corp.   1,846                       61
    BB&T Corp.   500                             16
    Comerica, Inc.   300                         14


See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                           MKT. VALUE
       SECURITY AND NUMBER OF SHARES       ($ x 1,000)
       Fifth Third Bancorp.   867                   49
       FleetBoston Financial Corp.   1,757          58
       Golden West Financial Corp.   200            10
       Huntington Bancshares, Inc.   423             7
       J.P. Morgan Chase & Co.   2,914             103
       KeyCorp., Inc.   700                         15
       Mellon Financial Corp.   800                 27
       National City Corp.   1,000                  26
       Northern Trust Corp.   300                   15
       PNC Financial Services Group, Inc.   400     22
       Providian Financial Corp.   400               2
       Regions Financial Corp.   300                 8
       SouthTrust Corp.   400                        9
       State Street Corp.   400                     18
       SunTrust Banks, Inc.   500                   30
       Synovus Financial Corp.   400                 9
       U.S. Bancorp.   3,022                        54
       Union Planters Corp.   200                    8
       Wachovia Corp.   2,200                       63
! o    Wachovia Corp. -- Contra Shares   300        --
       Wells Fargo & Co.   2,560                   101
+      Zions Bancorp.   100                          5
                                               -------
                                                   925

       BUSINESS MACHINES & SOFTWARE   0.7%
       -----------------------------------------------
       Adobe Systems, Inc.   400                    11
o      Apple Computer, Inc.   400                    7
       Autodesk, Inc.   100                          3
o      BMC Software, Inc.   400                      6
o      Cisco Systems, Inc.   11,100                188
       Compaq Computer Corp.   2,693                24
o      Compuware Corp.   600                         6
o      Comverse Technology, Inc.   300               6
o      Dell Computer Corp.   4,000                  96
       EMC Corp.   3,350                            41
o      Gateway, Inc.   500                           3
       Hewlett-Packard Co.    3,100                 52
       International Business Machines
       Corp.   2,700                               292
o      Lexmark International, Inc., Class    200     9
o(7)   Microsoft Corp.   8,200                     477
o      NCR Corp.   200                               7
o      Network Appliance, Inc.   500                 7
o      Novell, Inc.   500                            2
o      Novellus Systems, Inc.   150                  5
o      Oracle Corp.   8,600                        117
       Pitney Bowes, Inc.   400                     15
o      Sun Microsystems, Inc.   5,000               51
o      Unisys Corp.   500                            4
       Xerox Corp.   1,000                           7
                                               -------
                                                 1,436

       BUSINESS SERVICES  0.3%
       -----------------------------------------------
o      Allied Waste Industries, Inc.   300           3
       Automatic Data Processing, Inc.   1,000      52
o      Cendant Corp.   1,159                        15
+      Cintas Corp.   260                           11
o      Citrix Systems, Inc.   300                    7
       Computer Associates International, Inc. 850  26
o      Computer Sciences Corp.   258                 9
o +    Concord EFS, Inc.   600                      16
o      Convergys Corp.   174                         5
       Deluxe Corp.   100                            3
       Electronic Data Systems Corp.   700          45
       Equifax, Inc.   200                           4
       First Data Corp.   600                       41
o +    Fiserv, Inc.   300                           11
       H&R Block, Inc.   400                        14
       IMS Health, Inc.   500                       11
       Interpublic Group of Cos., Inc.   400         9
o +    Intuit, Inc.   313                           13
o      Mercury Interactive Corp.   100               2
       National Service Industries, Inc.   100       2
       Omnicom Group, Inc.   300                    23
o      Parametric Technology Corp.   500             3
       Paychex, Inc.   525                          17
o      PeopleSoft, Inc.   400                       12
o +    Qlogic Corp.   138                            5
o +    Robert Half International, Inc.   300         6
o      Sapient Corp.   200                           1
o      Siebel Systems, Inc.   600                   10
       Stilwell Financial, Inc.   400                8
o +    TMP Worldwide, Inc.   191                     6

See the Financial Notes, which are integral to this information.

                                        MKT. VALUE
    SECURITY AND NUMBER OF SHARES       ($ x 1,000)
    Tyco International Ltd.   3,013             148
o   Veritas Software Corp.   600                 17
    Waste Management, Inc.   1,007               25
o   Yahoo!, Inc.   800                            9
                                            -------
                                                589

    CHEMICAL  0.1%
    -----------------------------------------------
    Air Products & Chemicals, Inc.   400         16
    Dow Chemical Co.   1,322                     44
    E.I. du Pont de Nemours & Co.   1,625        65
    Eastman Chemical Co.   100                    3
    Ecolab, Inc.   200                            7
    Great Lakes Chemical Corp.   100              2
o   Hercules, Inc.   200                          2
    PPG Industries, Inc.   300                   15
    Praxair, Inc.   200                           9
    Rohm & Haas Co.   373                        12
    Sherwin-Williams Co.   300                    7
    Sigma-Aldrich Corp.   200                     7
                                            -------
                                                189

    CONSTRUCTION  0.0%
    -----------------------------------------------
    Centex Corp.   100                            4
    Fluor Corp.  100                              4
    KB Home Corp.   100                           3
    Masco Corp.   700                            14
o   McDermott International, Inc.   100           1
    The Stanley Works   100                       4
    Vulcan Materials Co.   200                    8
                                            -------
                                                 38

    CONSUMER: DURABLE  0.0%
    -----------------------------------------------
    Black & Decker Corp.   200                    7
    Leggett & Platt, Inc.   300                   7
    Maytag Corp.   100                            3
    Whirlpool Corp.   100                         6
                                            -------
                                                 23

    CONSUMER: NONDURABLE  0.1%
    -----------------------------------------------
    American Greetings Corp., Class A   100       1
    Darden Restaurants, Inc.   200                6
    Fortune Brands, Inc.   200                    7
    Hasbro, Inc.   325                            5
o + International Game Technology   114           6
o   Mattel, Inc.   650                           12
    McDonald's Corp.   2,100                     55
    Newell Rubbermaid, Inc.   436                12
o   Starbucks Corp.   560                        10
o   Tricon Global Restaurants, Inc.   240        12
    Tupperware Corp.   100                        2
    Wendy's International, Inc.   200             5
                                            -------
                                                133

    CONTAINERS  0.0%
    -----------------------------------------------
    Bemis Co., Inc.   100                         4
o   Pactiv Corp.   300                            5
o   Sealed Air Corp.   153                        6
                                            -------
                                                 15

    ELECTRONICS  0.4%
    -----------------------------------------------
o   ADC Telecommunications, Inc.   1,000          5
o   Advanced Micro Devices, Inc.   560            6
o   Agilent Technologies, Inc.   710             16
o   Altera Corp.   510                           10
o   American Power Conversion Corp.   225         3
o   Analog Devices, Inc.   600                   23
o   Andrew Corp.   100                            2
    Applied Biosystems Group --
    Applera Corp.   300                           9
o   Applied Materials, Inc.   1,200              41
o + Broadcom Corp., Class A   342                12
o + CIENA Corp.   500                             8
o   Conexant Systems, Inc.   300                  3
    Intel Corp.   10,400                        254
    ITT Industries, Inc.   100                    5
o   JDS Uniphase Corp.   2,010                   16
o   KLA-Tencor Corp.   300                       12
    Linear Technology Corp.   500                19
o   LSI Logic Corp.   500                         8
    Lucent Technologies, Inc.   5,019            34
o   Maxim Integrated Products, Inc.   400        18
o   Micron Technology, Inc.   900                20
    Molex, Inc.   250                             7
    Moody's Corp.   300                          10
    Motorola, Inc.   3,316                       54
o   National Semiconductor Corp.   300            8
    PerkinElmer, Inc.   200                       5


See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                        MKT. VALUE
    SECURITY AND NUMBER OF SHARES       ($ x 1,000)
o   Power-One, Inc.   57
o   Qualcomm, Inc.   1,200                       59
o   Sanmina Corp.   400                           6
    Scientific-Atlanta, Inc.   200                4
o   Solectron Corp.   1,000                      12
+   Symbol Technologies, Inc.   303               4
o   Tektronix, Inc.   200                         4
o   Tellabs, Inc.   600                           8
o   Teradyne, Inc.   300                          7
    Texas Instruments, Inc.   2,700              76
o   Thermo Electron Corp.   200                   4
    Thomas & Betts Corp.   100                    2
o + Univision Communications, Inc.,
    Class A   319                                 8
o + Vitesse Semiconductor Corp.   276             3
o   Xilinx, Inc.   500                           15
                                            -------
                                                820

    ENERGY: RAW MATERIALS  0.1%
    -----------------------------------------------
    Anadarko Petroleum Corp.   367               21
    Apache Corp.   200                           10
    Baker Hughes, Inc.   470                     17
    Burlington Resources, Inc.   300             11
    Devon Energy Corp.   200                      8
+   EOG Resources, Inc.   180                     6
    Halliburton Co.   714                        18
o   Nabors Industries, Inc.   200                 6
o + Noble Drilling Corp.   200                    6
    Occidental Petroleum Corp.   600             15
o + Rowan Cos., Inc.   100                        2
    Schlumberger Ltd.   900                      44
                                            -------
                                                164

    FOOD & AGRICULTURE  0.3%
    -----------------------------------------------
    Archer-Daniels-Midland Co.   1,014           14
    Campbell Soup Co.   700                      20
    Coca-Cola Co.   3,800                       182
    Coca-Cola Enterprises, Inc.   700            13
    ConAgra Foods, Inc.   800                    18
    General Mills, Inc.   432                    20
    H.J. Heinz Co.   600                         25
    Hershey Foods Corp.   200                    13
    Kellogg Co.   600                            18
+   The Pepsi Bottling Group, Inc.   250         12
    PepsiCo, Inc.   2,660                       130
    Ralston Purina Co.   500                     16
    Sara Lee Corp.   1,200                       27
    Supervalu, Inc.   200                         4
    Sysco Corp.   1,000                          24
*   Unilever NV   892                            46
    Wm. Wrigley Jr. Co.   400                    20
                                            -------
                                                602

    GOLD  0.0%
    -----------------------------------------------
    Barrick Gold Corp.   600                      9
    Homestake Mining Co.   400                    3
    Newmont Mining Corp.   243                    6
    Placer Dome, Inc.   600                       7
                                            -------
                                                 25

    HEALTHCARE / DRUGS & MEDICINE  1.1%
    -----------------------------------------------
    Abbott Laboratories   2,400                 127
    Allergan, Inc.   200                         14
    American Home Products Corp.   2,000        112
o   AmerisourceBergen Corp.   200                13
o   Amgen, Inc.   1,600                          91
    Bausch & Lomb, Inc.   100                     3
    Baxter International, Inc.   1,000           48
    Becton, Dickinson & Co.   400                14
o   Biogen, Inc.   200                           11
    Biomet, Inc.   450                           14
o   Boston Scientific Corp.   634                14
    Bristol-Myers Squibb Co.   3,000            160
    C.R. Bard, Inc.   100                         5
    Cardinal Health, Inc.   700                  47
o + Chiron Corp.   300                           16
    Eli Lilly & Co.   1,700                     130
o + Forest Laboratories, Inc., Class A   300     22
o   Guidant Corp.   500                          21
    HCA, INC.   900                              36
o   HealthSouth Corp.   700                       9
o   Humana, Inc.   200                            2
o + Immunex Corp.   800                          19
    Johnson & Johnson   4,592                   266
o   King Pharmaceuticals, Inc.   266             10
o   Manor Care, Inc.   100                        2


See the Financial Notes, which are integral to this information.

                                        MKT. VALUE
    SECURITY AND NUMBER OF SHARES       ($ x 1,000)
    McKesson Corp.   422                         16
o   Medimmune, Inc.   300                        12
    Medtronic, Inc.   1,900                      77
    Merck & Co., Inc.   3,600                   230
(9) Pfizer, Inc.   9,775                        410
    Pharmacia Corp.   1,952                      79
o   Quintiles Transnational Corp.   200           3
    Schering-Plough Corp.   2,300                86
o   St. Jude Medical, Inc.   100                  7
+   Stryker Corp.   301                          17
o   Tenet Healthcare Corp.   500                 29
    UnitedHealth Group, Inc.   500               33
o   Watson Pharmaceuticals, Inc.   100            5
o   Wellpoint Health Networks, Inc.   100        11
o   Zimmer Holdings, Inc.   200                   6
                                            -------
                                              2,227

    HOUSEHOLD PRODUCTS  0.1%
    -----------------------------------------------
    Alberto-Culver Co., Class B   100             4
    Avon Products, Inc.   400                    19
    Clorox Co.   300                             11
    Colgate-Palmolive Co.   900                  52
    Gillette Co.   1,700                         53
    International Flavors & Fragrances,
    Inc.   200                                    6
    Procter & Gamble Co.   2,000                148
                                            -------
                                                293

    INSURANCE  0.3%
    -----------------------------------------------
o + Aetna, Inc.   222                             6
    AFLAC, Inc.   800                            20
    Allstate Corp.   1,100                       35
+   AMBAC Financial Group, Inc.   162             8
    American International Group,
    Inc.   4,079                                321
    AON Corp.   375                              14
    Chubb Corp.   300                            20
    CIGNA Corp.   200                            15
    Cincinnati Financial Corp.   300             11
    Conseco, Inc.   515                           2
    Hartford Financial Services Group,
    Inc.   300                                   16
    Jefferson-Pilot Corp.   225                   9
+   John Hancock Financial Services   473        16
    Lincoln National Corp.   300                 13
    Loews Corp.   400                            20
    Marsh & McLennan Cos., Inc.   450            44
    MBIA, Inc.   300                             14
+   Metlife, Inc.   1,178                        32
    MGIC Investment Corp.   200                  10
    Progressive Corp.   100                      14
    SAFECO Corp.   200                            6
    St. Paul Cos., Inc.   356                    16
    Torchmark Corp.   200                         7
    UnumProvident Corp.   346                     8
+   XL Capital Ltd., Class A   200               17
                                            -------
                                                694

    MEDIA  0.3%
    -----------------------------------------------
o   AOL Time Warner, Inc.   6,850               214
o   Clear Channel Communications,
    Inc.   867                                   33
o   Comcast Corp., Special Class A   1,400       50
    Dow Jones & Co., Inc.   100                   5
    Gannett Co., Inc.   400                      25
    Knight-Ridder, Inc.   100                     6
    McGraw-Hill Cos., Inc.   300                 16
    Meredith Corp.   100                          3
    New York Times Co., Class A   300            12
    R.R. Donnelley & Sons Co.   200               5
    Tribune Co.   500                            15
o   Viacom, Inc., Class B   2,660                97
    The Walt Disney Co.   3,227                  60
                                            -------
                                                541

    MISCELLANEOUS  0.0%
    -----------------------------------------------
o   Palm, Inc.   741                              2
o   Sabre Holdings Corp.   244                    6
                                            -------
                                                  8

    MISCELLANEOUS FINANCE  0.5%
    -----------------------------------------------
    American Express Co.   2,100                 62
    Bear Stearns Cos., Inc.   220                12
    Capital One Financial Corp.   300            12
/   Charles Schwab Corp.   2,125                 27
    Charter One Financial, Inc.   330             9
    Citigroup, Inc.   7,782                     354
    Countrywide Credit Industries, Inc.   200     8
    Fannie Mae   1,500                          121
    Franklin Resources, Inc.   400               13


See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                        MKT. VALUE
    SECURITY AND NUMBER OF SHARES       ($ x 1,000)
    Freddie Mac   1,100                          75
    Household International, Inc.   706          37
    Lehman Brothers Holdings, Inc.   400         25
    MBNA Corp.   1,305                           36
    Merrill Lynch & Co., Inc.   1,200            52
    Morgan Stanley Dean Witter & Co.   1,730     85
    T. Rowe Price Group, Inc.   200               6
    USA Education, Inc.   300                    24
    Washington Mutual, Inc.   1,231              37
                                            -------
                                                995

    NON-FERROUS METALS  0.0%
    -----------------------------------------------
    Alcan, Inc.   502                            15
    Alcoa, Inc.   1,312                          42
    Engelhard Corp.   200                         5
o   Freeport-McMoran Copper & Gold, Inc.,
    Class B   300                                 3
    Inco Ltd.   300                               4
    Phelps Dodge Corp.   135                      4
                                            -------
                                                 73

    OIL: DOMESTIC  0.1%
    -----------------------------------------------
    Amerada Hess Corp.   100                      6
    Ashland, Inc.   100                           4
    Conoco, Inc., Class B   1,000                26
    Kerr-McGee Corp.   136                        8
    Phillips Petroleum Co.   560                 30
    Sunoco, Inc.   100                            4
    Transocean Sedco Forex, Inc.   474           14
    Unocal Corp.   400                           13
    USX-Marathon Group, Inc.   500               14
                                            -------
                                                119

    OIL: INTERNATIONAL  0.3%
    -----------------------------------------------
    ChevronTexaco Corp.   1,693                 150
(8) Exxon Mobil Corp.   10,568                  417
*   Royal Dutch Petroleum Co.   3,300           167
                                            -------
                                                734

    OPTICAL & PHOTO  0.0%
    -----------------------------------------------
    Eastman Kodak Co.   500                      13

    PAPER & FOREST PRODUCTS  0.1%
    -----------------------------------------------
    Boise Cascade Corp.  100                     3
    Georgia-Pacific Group   379                  11
    International Paper Co.   789                28
    Kimberly-Clark Corp.   856                   48
    Louisiana-Pacific Corp.   100                 1
    Mead Corp.   200                              5
    Temple-Inland, Inc.   100                     5
    Westvaco Corp.   200                          5
    Weyerhaeuser Co.   300                       15
    Willamette Industries, Inc.   100             5
                                            -------
                                                126

    PRODUCER GOODS & MANUFACTURING  0.4%
    -----------------------------------------------
o + Applied Micro Circuits Corp.   455            5
    Avery Dennison Corp.   200                    9
    Caterpillar, Inc.   600                      27
    Cooper Industries, Inc.   100                 4
    Corning, Inc.   1,400                        11
    Deere & Co.   400                            15
    Dover Corp.   300                            10
    Emerson Electric Co.   700                   34
(6) General Electric Co.   15,300               557
    Honeywell International, Inc.   1,275        38
    Illinois Tool Works, Inc.   500              29
    Ingersoll-Rand Co.   250                      9
o + Jabil Circuit, Inc.   222                     5
    Johnson Controls, Inc.   100                  7
    Millipore Corp.   100                         5
    Minnesota Mining & Manufacturing
    Co.   600                                    63
    Pall Corp.   200                              4
    Parker-Hannifin Corp.   150                   5
o + PMC Sierra, Inc.   300                        5
    Snap-On, Inc.   100                           3
    W.W. Grainger, Inc.   100                     4
                                            -------
                                                849

    RAILROAD & SHIPPING  0.0%
    -----------------------------------------------
    Burlington Northern Santa Fe Corp.   600     16
    CSX Corp.   300                              10
    Norfolk Southern Corp.   600                 10
    Union Pacific Corp.   400                    21
                                            -------
                                                 57

    REAL PROPERTY  0.0%
    -----------------------------------------------
+   Equity Office Properties Trust   600         17


See the Financial Notes, which are integral to this information.

                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES       ($ x 1,000)

      RETAIL  0.5%
      -----------------------------------------------
      Albertson's, Inc.   652                      21
  o   AutoZone, Inc.   200                         12
  o   Bed, Bath & Beyond, Inc.   400               10
  o   Best Buy Co., Inc.   300                     16
  o   Big Lots, Inc.   200                          1
      Circuit City Stores-Circuit City Group   300  4
  o   Costco Wholesale Corp.   700                 26
      CVS Corp.   600                              14
      Dillards, Inc., Class A   200                 3
      Dollar General Corp.   515                    7
  +   Family Dollar Stores, Inc.   300              9
  o   Federated Department Stores, Inc.   300      10
      The Gap, Inc.   1,362                        18
      Home Depot, Inc.   3,600                    138
      J.C. Penney Co., Inc.   400                   9
  o   K Mart Corp.   700                            4
  o   Kohl's Corp.   500                           28
  o   Kroger Co.   1,200                           29
      Limited, Inc.   618                           7
      Lowe's Cos., Inc.   1,200                    41
      May Department Stores Co.   500              16
      Nordstrom, Inc.   200                         3
  o   Office Depot, Inc.   600                      8
      RadioShack Corp.   300                        7
  o   Safeway, Inc.   800                          33
      Sears, Roebuck & Co.   500                   19
  o   Staples, Inc.   750                          11
      Target Corp.   1,400                         44
      Tiffany & Co., Inc.   150                     4
      TJX Cos., Inc.   500                         17
  o   Toys `R' Us, Inc.   300                       6
(10)  Wal-Mart Stores, Inc.   6,900               355
      Walgreen Co.   1,600                         52
      Winn-Dixie Stores, Inc.   300                 3
                                              -------
                                                  985

      STEEL  0.0%
      -----------------------------------------------
      Allegheny Technologies, Inc.   146            2
      Nucor Corp.   100                             4
      USX-U.S. Steel Group, Inc.   100              1
      Worthington Industries, Inc.   100            1
                                              -------
                                                    8

      TELEPHONE  0.4%
      -----------------------------------------------
      Alltel Corp.   500                           29
      AT&T Corp.   5,175                           79
  o   AT&T Wireless Services, Inc.   3,865         56
  o   Avaya, Inc.   418                             4
      BellSouth Corp.   2,900                     107
      CenturyTel, Inc.   250                        8
 o+   Citizens Communications Co.   410             4
  o   Nextel Communications, Inc.,
      Class A   1,200                              10
      Nortel Networks Corp.   4,871                28
  o   Qwest Communications International,
      Inc.   2,524                                 33
      SBC Communications, Inc.   5,275            201
      Sprint Corp. (FON Group)   1,300             26
  o   Sprint Corp. (PCS Group)   1,400             31
      Verizon Communications, Inc.   4,188        209
  o   WorldCom, Inc. -- WorldCom
      Group   4,525                                61
                                              -------
                                                  886

      TOBACCO  0.1%
      -----------------------------------------------
      Philip Morris Cos., Inc.   3,500            164
      UST, Inc.   300                              10
                                              -------
                                                  174
      TRAVEL & RECREATION  0.0%
      -----------------------------------------------
      Brunswick Corp.   100                         2
      Carnival Corp.   900                         20
  o   Harrah's Entertainment, Inc.   200            6
      Hilton Hotels Corp.   600                     5
      Marriott International, Inc., Class A   400  13
  +   Starwood Hotels & Resorts
      Worldwide, Inc.   300                         7
                                              -------
                                                   53
      TRUCKING & FREIGHT  0.0%
      -----------------------------------------------
      Paccar, Inc.   100                            5
      Ryder Systems, Inc.   100                     2
                                              -------
                                                    7
      UTILITIES: ELECTRIC & GAS  0.2%
      -----------------------------------------------
  o   AES Corp.   800                              11
  +   Allegheny Energy, Inc.   170                  6
      Ameren Corp.   200                            8
      American Electric Power Co., Inc.   480      20


See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of October 31, 2001

                                                                    MKT. VALUE
SECURITY AND NUMBER OF SHARES                                       ($ x 1,000)
 o+   Calpine Corp.    400                                               10
      Cinergy Corp.    300                                                9
      CMS Energy Corp.    200                                             4
      Consolidated Edison, Inc.    300                                   12
      Constellation Energy Group, Inc.    200                             4
      Dominion Resources, Inc.    315                                    19
      DTE Energy Co.    200                                               8
      Duke Energy Corp.    1,208                                         46
      Dynegy, Inc., Class A    500                                       18
      Edison International    500                                         7
      El Paso Corp.    769                                               38
      Enron Corp.    1,100                                               15
      Entergy Corp.    400                                               16
      Exelon Corp.    462                                                19
      FirstEnergy Corp.    400                                           14
      FPL Group, Inc.    300                                             16
      GPU, Inc.    200                                                    8
      KeySpan Corp.    200                                                7
  +   Kinder Morgan, Inc.    176                                          9
 o+   Mirant Corp.    397                                                10
  o   Niagara Mohawk Holdings, Inc.    300                                5
      NICOR, Inc.    100                                                  4
      NiSource, Inc.    176                                               4
      PG&E Corp.    600                                                  11
      Pinnacle West Capital Corp.    100                                  4
      PPL Corp.    200                                                    7
      Progress Energy, Inc.    354                                       15
      Public Service Enterprise Group, Inc.    300                       12
      Reliant Energy, Inc.    474                                        13
      Sempra Energy    297                                                7
      Southern Co.    1,000                                              24
  +   Teco Energy, Inc.    200                                            5
      TXU Corp.    400                                                   18
      Williams Cos., Inc.    700                                         20
      XCEL Energy, Inc.    510                                           14

                                                                    ------------
                                                                        497

OTHER INVESTMENT COMPANIES
88.0% of investments

                                                                  MKT. VALUE
      SECURITY AND NUMBER OF SHARES                               ($ x 1,000)
 /(4) Schwab International Index Fund(R),
      Select Shares    1,692,092                                     20,694

 /(2) Schwab S&P 500 Fund,
      Select Shares    1,626,889                                     26,844

 /(3) Schwab Small-Cap Index Fund(R),
      Select Shares    1,312,813                                     21,005

 /(1) Schwab Total Bond Market Index
      Fund    11,231,674                                            117,146
                                                                  ------------
                                                                    185,689

SHORT TERM INVESTMENTS
5.0% of investments

 /(5) Schwab Value Advantage Money Fund(R),
      Investor Shares    10,319,446                                  10,319

      SECURITY                                    FACE VALUE
         RATE, MATURITY DATE                      ($ x 1,000)
      Wells Fargo Bank, Nassau
      Time Deposit
          2.050%, 11/1/01                             305                 305
                                                                    ------------
                                                                       10,624

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of October 31, 2001. All numbers x 1,000 except NAV.




ASSETS
---------------------------------------------------------------------------
Investments, at market value                                       $211,121 a
Receivables:
   Fund shares sold                                                     147
   Dividends                                                            134
Prepaid expenses                                               +         15
                                                              -------------
TOTAL ASSETS                                                        211,417

LIABILITIES
---------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                 111
   Investment adviser and administrator fees                              6
   Transfer agent and shareholder service fees                            6
Accrued expenses                                               +         38
                                                              -------------
TOTAL LIABILITIES                                                       161

NET ASSETS
---------------------------------------------------------------------------
TOTAL ASSETS                                                        211,417
TOTAL LIABILITIES                                              -        161
                                                              -------------
NET ASSETS                                                         $211,256

Net Assets by source
Capital received from investors                                     208,209
Net investment income not yet distributed                               589
Net realized capital losses                                            (847)
Net unrealized capital gains                                          3,305

Net Asset Value (NAV)

                   SHARES
NET ASSETS    /    OUTSTANDING    =    NAV
$211,256           17,281              $12.22


a The fund paid $207,816 for these securities. Not counting short-term obligations and government securities, the fund paid $58,778 for securities during the report period and received $29,207 from securities it sold or that matured.

    Percent of fund shares of other Schwab funds owned as of the end of the report period:

    SCHWAB EQUITY INDEX FUNDS
    S&P 500 Fund                                                      0.4%
    Small-Cap Index Fund(R)                                           1.4%
    International Index Fund(R)                                       1.8%

    SCHWAB BOND INDEX FUNDS
    Total Bond Market Index Fund                                     12.1%

    SCHWAB MONEY FUNDS
    Value Advantage
      Money Fund(R)                                         Less than 0.1%

FEDERAL TAX DATA
---------------------------------------------------------------------------

COST BASIS OF PORTFOLIO                                           $209,704
NET UNREALIZED GAINS AND LOSSES:
Gains                                                             $ 11,516
Losses                                                          +  (10,099)
                                                               ------------
                                                                  $  1,417

See the Financial Notes, which are integral to this information.

MARKETTRACK CONSERVATIVE PORTFOLIO -- FINANCIALS

Statement of
OPERATIONS
For November 1, 2000 through October 31, 2001. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $8,785 a

Interest                                                       +         55
                                                              --------------
TOTAL INVESTMENT INCOME                                               8,840

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                (996)

Net realized gains received from underlying funds              +      1,178
                                                              --------------
NET REALIZED GAINS                                                      182

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized losses on investments                                (13,096)

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                               893 b

Transfer agent and shareholder service fees                             508 c

Trustees' fees                                                            8 d

Custodian fees                                                           23

Portfolio accounting fees                                                28

Professional fees                                                        26

Registration fees                                                        35

Shareholder reports                                                      22

Other expenses                                                 +         11
                                                              --------------
Total expenses                                                        1,554

Expense reduction                                              -        539 e
                                                              --------------
NET EXPENSES                                                          1,015

DECREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                               8,840

NET EXPENSES                                                   -      1,015
                                                              --------------
NET INVESTMENT INCOME                                                 7,825

NET REALIZED GAINS                                                      182 f

NET UNREALIZED LOSSES                                          +    (13,096) f
                                                              --------------
DECREASE IN NET ASSETS FROM OPERATIONS                              ($5,089)

a     $1 of this was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.44% of the first $500 million and 0.39% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

d     For the fund's independent trustees only.

e This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least February 28, 2002, to 0.50% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f     These add up to a net loss on investments of $12,914.

See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.


OPERATIONS
--------------------------------------------------------------------------------

                                        11/1/00 - 10/31/01   11/1/99 - 10/31/00
Net investment income                               $7,825              $6,595

Net realized gains                                     182                 626

Net unrealized gains or losses                +    (13,096)              4,958
                                        -------------------- ------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                     (5,089)             12,179

DISTRIBUTIONS PAID
------------------------------------------------------------ ------------------
Dividends from net investment income                 7,921               6,407 a

Distributions from net realized gains         +      1,310                 367
                                        -------------------- ------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID              $9,231              $6,774

TRANSACTIONS IN FUND SHARES

                                    11/1/00 - 10/31/01     11/1/99 - 10/31/00
                                     QUANTITY    VALUE      QUANTITY    VALUE
Shares sold                            5,483   $ 69,001       6,071   $ 79,146

Shares reinvested                        695      8,687         482      6,324

Shares redeemed                      +(3,716)   (46,604)     (4,882)   (63,785)
                                    ---------------------   -------------------
NET INCREASE                           2,462   $ 31,084       1,671   $ 21,685

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                   11/1/00 - 10/31/01     11/1/99 - 10/31/00
                                   SHARES   NET ASSETS     SHARES   NET ASSETS
Beginning of period                14,819     $194,492     13,148     $167,402

Total increase                   +  2,462       16,764      1,671       27,090 b
                                   ---------------------   -------------------
END OF PERIOD                      17,281     $211,256     14,819     $194,492 c

      UNAUDITED

a For corporations, 34% of the fund's dividends for the current report period qualify for the dividends-received deduction.

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $589 and $685 at the end of the current period and the prior period, respectively.

See the Financial Notes, which are integral to this information.

FINANCIAL NOTES

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------
This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST

Organized May 7, 1993

  Schwab S&P 500 Fund

  Schwab Small-Cap Index Fund(R)

  Schwab Total Stock Market Index Fund(R)

  Schwab International Index Fund(R)

  Schwab Analytics Fund(R)

  Schwab MarketTrack All Equity Portfolio

  Schwab MarketTrack Growth Portfolio

  Schwab MarketTrack Balanced Portfolio

  Schwab MarketTrack Conservative Portfolio

  Schwab MarketManager Growth Portfolio

  Schwab MarketManager Balanced Portfolio

  Schwab MarketManager Small Cap Portfolio

  Schwab MarketManager International Portfolio

  Communications Focus Fund

  Financial Services Focus Fund

  Health Care Focus Fund

  Technology Focus Fund

  Institutional Select S&P 500 Fund

  Institutional Select Large-Cap Value Index Fund

  Institutional Select Small-Cap Value Index Fund

FINANCIAL NOTES

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks, because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

                             AMOUNT
                           OUTSTANDING          AVERAGE            AVERAGE
                           AT 10/31/01         BORROWING*          INTEREST
FUND                       ($ X 1,000)        ($ X 1,000)          RATE (%)
----------------------------------------------------------------------------
MarketTrack
Balanced Portfolio              --                 38                6.33
----------------------------------------------------------------------------

*For the year ended October 31, 2001.

FINANCIAL NOTES

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. The percentages of fund shares of other related funds owned are shown in each fund's Statement of Assets and Liabilities.

THE FUNDS INTEND TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

         SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

         SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

         FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

         UNDERLYING FUNDS: Valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act for a given day.

         SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

A REVISED AICPA AUDIT AND ACCOUNTING GUIDE, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. Each fund expects that the adoption of these principles will not be material to the financial statements.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

FINANCIAL NOTES

REPORT OF INDEPENDENT ACCOUNTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:

Schwab MarketTrack All Equity Portfolio,
Schwab MarketTrack Growth Portfolio,
Schwab MarketTrack Balanced Portfolio,
Schwab MarketTrack Conservative Portfolio,

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (four of the portfolios constituting Schwab Capital Trust)(hereafter collectively referred to as the "funds") at October 31, 2001, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
December 10, 2001

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
Table is for illustration only.

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance--although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE]
Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.



Symbols that may appear in the Portfolio Holdings:

(1) Top ten holding--shows a fund's ten largest positions, as measured by market value.

 +    New holding--a security the fund added during the report period.

 o Non-income producing security--this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

 # Global Depositary Receipt (GDR)--a security issued in one country that represents a stock issued in another country.

 * American Depositary Receipt (ADR)--a type of GDR that is traded in the United States and priced in U.S. dollars.

 = Collateral for open futures contracts--indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

 / Issuer is related to the fund's adviser--indicates a security issued by the company that manages the fund, or related parties of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE]
Table is for illustration only.

For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into sub-groups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF ASSETS AND LIABILITIES TABLE]
Table is for illustration only.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).


[GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]
Table is for illustration only.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]
Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE OF STATEMENT OF CHANGES IN NET ASSETS TABLE]
Table is for illustration only.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION  See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK  A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

CONTACT SCHWAB

The SchwabFunds Family(R) includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds(R).

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Automated voice service or speak to a representative. Call 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575


THE SCHWABFUNDS(R) FAMILY

STOCK FUNDS

Schwab S&P 500 Fund

Schwab 1000 Fund(R)

Schwab Small-Cap Index Fund(R)

Schwab Total Stock Market Index Fund(R)

Schwab International Index Fund(R)

Schwab Analytics Fund(R)

Schwab Focus Funds

     Communications Focus Fund

     Financial Services Focus Fund

     Health Care Focus Fund

     Technology Focus Fund

Schwab MarketManager Portfolios(R)

     Small Cap Portfolio

     International Portfolio

ASSET ALLOCATION FUNDS

Schwab MarketTrack Portfolios(R)

     All Equity Portfolio

     Growth Portfolio

     Balanced Portfolio

     Conservative Portfolio

Schwab MarketManager Portfolios

     Growth Portfolio

     Balanced Portfolio

BOND FUNDS

Schwab Short-Term Bond Market Index Fund

Schwab Total Bond Market Index Fund

Schwab YieldPlus Fund(TM)

Schwab Short/Intermediate Tax-Free Bond Fund

Schwab Long-Term Tax-Free Bond Fund

Schwab California Short/Intermediate Tax-Free Bond Fund

Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS

Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).


1   Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]


INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104


DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2001 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. REG13813-04